Exhibit 99.2

SUPPLEMENTAL INFORMATION

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2012

BASIS OF PRESENTATION

GENERAL INFORMATION

Unless the context indicates otherwise, references in the accompanying financial information (the “Supplemental”) to the “Corporation” refer to General Growth Properties, Inc. and references to “GGP” or the “Company” refer to the Corporation, its direct and indirect subsidiaries, and consolidated and unconsolidated entities.  Additionally, where reference is made to “GAAP”, this refers to accounting principles generally accepted in the United States.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties (“Proportionate” or “at share”) in certain schedules included within this Supplemental.  This form of presentation offers insights into the financial performance and condition of the Company as a whole, given the significance of the Company’s unconsolidated property operations that are owned through investments accounted for under the equity method.

NON-GAAP MEASURES

This Supplemental makes reference to net operating income (“NOI”), earnings before interest, taxes, depreciation and amortization (“EBITDA”), and funds from operations (“FFO”).  NOI is defined as income from property operations after operating expenses have been deducted, but prior to deducting financing, administrative and income tax expenses.  EBITDA is defined as NOI less certain property management and administrative expenses, net of management fees and other operational items.  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, less preferred unit distributions, plus real estate related depreciation and amortization including adjustments for unconsolidated entities.  NOI, EBITDA and FFO are presented in the Supplemental on a proportionate basis, which includes GGP’s share from consolidated and unconsolidated properties.  As we conduct substantially all of our business through GGP Limited Partnership (the “Operating Partnership”, which is 99% owned by GGP) and we include the conversion of non-GGP limited common units of the Operating Partnership in the total diluted weighted average FFO per share amounts, all FFO amounts in this Supplemental reflect the FFO of the Operating Partnership.

In order to present GGP’s operations in a manner most relevant to its future operations, Core EBITDA, Core FFO and Core NOI have been presented to exclude certain non-cash and non-recurring revenue and expenses.  A reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO has been included in the “Reconciliation of NOI, EBITDA, and FFO” schedule  included within.  Specific to the Company’s U.S. Regional Mall portfolio, same store Core NOI is presented to exclude the effects of acquisitions, dispositions and changes in ownership.

NOI, EBITDA, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) attributable to common stockholders.  For reference, as an aid in understanding management’s computation of NOI, EBITDA, and FFO, a reconciliation of NOI to consolidated operating income, EBITDA, and FFO to net income (loss) in accordance with GAAP has been included in the “Reconciliation of Non-GAAP to GAAP Financial Measures” schedule.

TABLE OF CONTENTS

Page

Financial Overview
GAAP Financial Schedules:
Consolidated Balance Sheets	1
Consolidated Statements of Operations	2

Proportionate Financial Schedules:
Proportionate Balance Sheet	3
Overview	4
Reconciliation of NOI, EBITDA, and FFO	5-6
Portfolio Results and FFO	7-8
NOI Summary	9

Debt:
Debt Summary, at Share	10
Debt Detail, at Share	11-14

Asset Transactions:
Summary of Acquisitions and Dispositions	15
Properties Included in Discontinued Operations	16
FFO from Discontinued Operations	17-18

Reconciliations:
Reconciliation of Non-GAAP to GAAP Financial Measures	19-20

Portfolio Operating Metrics:
Key Operating Performance Indicators	21
Signed Leases All Less Anchors	22
Lease Expiration Schedule and Top Ten Tenants	23
Property Schedule	24-31

Miscellaneous:
Capital Information	32
Change in Total Common and Equivalent Shares	33
Development Summary	34
Corporate Information	35
Glossary of Terms	36

This presentation contains forward-looking statements.  Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons.  Readers are referred to the documents filed by General Growth Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this Supplemental.  The Company disclaims any obligation to update any forward-looking statements.

SELECT SCHEDULE DEFINITIONS

Page	Schedule	Description
Proportionate Financial Schedules:
3	Proportionate Balance Sheet

The proportionate balance sheet adjusts GGP’s GAAP balance sheet for noncontrolling interests and adds the Company’s proportionate share of assets and liabilities related to investments in Unconsolidated Properties accounted for under the equity method.

5-6	Reconciliation of NOI, EBITDA, and FFO

Reconciliation of NOI to Core NOI, EBITDA to Core EBITDA, and FFO to Core FFO, where “Core” figures exclude certain non-cash and non-recurring revenues and expenses that are not indicative of future operations.

7-8	Portfolio Results and FFO	Proportionate detail of Portfolio Results and FFO for the three and six months ended June 30, 2012 and 2011.
9	NOI Summary	Proportionate detail of Core NOI and Sam Store NOI for the three and six months ended June 30, 2012 and 2011.
Portfolio Operating Metrics:
21	Key Operating Performance Indicators	Certain mall operating measures presented on a comparable basis. See Glossary of Terms for detailed descriptions.
24-31	Property Schedule

By Property, gross leasable area detail, including:

Anchor tenant listing

Ownership percentage

Gross leasable area by space type (mall, anchor, strip center, office)

Occupancy percentage

See Glossary of Terms for detailed descriptions.

GAAP Financial Schedules

FINANCIAL OVERVIEW

Consolidated Balance Sheets(1)

(In thousands)

	June 30, 2012	December 31, 2011
Assets:
Investment in real estate:
Land	$4,391,969	$4,623,944
Buildings and equipment	19,051,095	19,837,750
Less accumulated depreciation	(1,150,028)	(974,185)
Construction in progress	336,391	135,807
Net property and equipment	22,629,427	23,623,316
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,783,540	3,052,973
Net investment in real estate	25,412,967	26,676,289
Cash and cash equivalents	497,194	572,872
Accounts and notes receivable, net	227,783	218,749
Deferred expenses, net	175,263	170,012
Prepaid expenses and other assets	1,501,390	1,805,535
Assets held for disposition	—	74,694
Total assets	$27,814,597	$29,518,151
Liabilities:
Mortgages, notes and loans payable	$16,279,320	$17,143,014
Accounts payable and accrued expenses	1,284,085	1,445,738
Dividend payable	96,802	526,332
Deferred tax liabilities	29,146	29,220
Tax indemnification liability	303,750	303,750
Junior Subordinated Notes	206,200	206,200
Warrant liability	1,275,662	985,962
Liabilities held for disposition	—	74,795
Total liabilities	19,474,965	20,715,011
Redeemable noncontrolling interests:
Preferred	128,982	120,756
Common	123,145	103,039
Total redeemable noncontrolling interests	252,127	223,795
Equity:
Total stockholders’ equity	7,998,635	8,483,329
Noncontrolling interests in consolidated real estate affiliates	88,870	96,016
Total equity	8,087,505	8,579,345
Total liabilities and equity	$27,814,597	$29,518,151

(1) Presented in accordance with GAAP.

FINANCIAL OVERVIEW

Consolidated Statements of Operations(1)

(In thousands, except per share)

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Revenues:
Minimum rents	$395,649	$390,402	$783,639	$787,177
Tenant recoveries	180,189	176,607	359,591	358,792
Overage rents	8,165	5,997	21,445	16,488
Management fees and other corporate revenues	21,652	14,235	37,823	29,587
Other	18,473	15,616	33,600	31,065
Total revenues	624,128	602,857	1,236,098	1,223,109
Expenses:
Real estate taxes	59,127	60,541	116,918	119,331
Property maintenance costs	21,500	22,357	44,575	50,819
Marketing	7,512	6,059	14,441	12,345
Other property operating costs	97,271	94,616	188,252	187,243
(Recovery from) provision for doubtful accounts	(688)	1,319	1,774	1,234
Property management and other costs	39,179	44,638	81,171	92,338
General and administrative	10,865	2,219	21,119	2,720
Depreciation and amortization	191,563	227,340	409,128	455,140
Total expenses	426,329	459,089	877,378	921,170
Operating income	197,799	143,768	358,720	301,939
Interest income	875	553	1,541	1,232
Interest expense	(188,812)	(236,476)	(404,638)	(456,097)
Warrant liability adjustment	(146,588)	(94,769)	(289,700)	(18,321)
Gain from change in control of investment properties	18,547	—	18,547	—
Loss before income taxes, equity in income (loss) of Unconsolidated Real Estate Affiliates, discontinued operations and noncontrolling interests	(118,179)	(186,924)	(315,530)	(171,247)
Provision for income taxes	(1,709)	(887)	(3,104)	(3,928)
Equity in income (loss) of Unconsolidated Real Estate Affiliates	11,843	(9,433)	17,795	(12,366)
Loss from continuing operations	(108,045)	(197,244)	(300,839)	(187,541)
Discontinued operations (2)	1,699	(4,869)	248	(7,638)
Net loss	(106,346)	(202,113)	(300,591)	(195,179)
Allocation to noncontrolling interests	(1,590)	(935)	(4,957)	(2,205)
Net loss attributable to common stockholders	$(107,936)	$(203,048)	$(305,548)	$(197,384)
Basic and Diluted Loss Per Share:
Continuing operations	$(0.12)	$(0.21)	$(0.33)	$(0.20)
Discontinued operations	—	(0.01)	—	(0.01)
Total basic and diluted loss per share	$(0.12)	$(0.22)	$(0.33)	$(0.21)

(1)         Presented in accordance with GAAP.

(2)         Refer to Pages 16-18 (Discontinued Operations).

Proportionate Financial Schedules

PROPORTIONATE FINANCIAL SCHEDULES

Proportionate Balance Sheet

(In thousands)

	As of June 30, 2012
	Consolidated (1)	Non-Controlling Interests	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
Assets:
Investment in real estate:
Land	$4,391,969	$(23,031)	$4,368,938	$680,979	$5,049,917
Buildings and equipment	19,051,095	(154,841)	18,896,254	5,475,917	24,372,171
Less accumulated depreciation	(1,150,028)	24,962	(1,125,066)	(746,585)	(1,871,651)
Construction in progress	336,391	(1,386)	335,005	42,838	377,843
Net property and equipment	22,629,427	(154,296)	22,475,131	5,453,149	27,928,280
Investment in and loans to/from Unconsolidated Real Estate Affiliates	2,783,540	—	2,783,540	(2,783,540)	—
Net investment in real estate	25,412,967	(154,296)	25,258,671	2,669,609	27,928,280
Cash and cash equivalents	497,194	(3,702)	493,492	123,202	616,694
Accounts and notes receivable, net	227,783	(2,789)	224,994	40,355	265,349
Deferred expenses, net	175,263	(8,880)	166,383	92,453	258,836
Prepaid expenses and other assets	1,501,390	(6,059)	1,495,331	215,978	1,711,309
Total assets	$27,814,597	$(175,726)	$27,638,871	$3,141,597	$30,780,468
Liabilities:
Mortgages, notes and loans payable	$16,279,320	$(82,578)	$16,196,742	$2,876,340	$19,073,082
Accounts payable and accrued expenses	1,284,085	(4,278)	1,279,807	265,257	1,545,064
Dividend payable	96,802	—	96,802	—	96,802
Deferred tax liabilities	29,146	—	29,146	—	29,146
Tax indemnification liability	303,750	—	303,750	—	303,750
Junior Subordinated Notes	206,200	—	206,200	—	206,200
Warrant liability	1,275,662	—	1,275,662	—	1,275,662
Total liabilities	19,474,965	(86,856)	19,388,109	3,141,597	22,529,706
Redeemable noncontrolling interests:
Preferred	128,982	—	128,982	—	128,982
Common	123,145	—	123,145	—	123,145
Total redeemable noncontrolling interests	252,127	—	252,127	—	252,127
Equity:
Total stockholders’ equity	7,998,635	—	7,998,635	—	7,998,635
Noncontrolling interests in consolidated real estate affiliates	88,870	(88,870)	—	—	—
Total equity	8,087,505	(88,870)	7,998,635	—	7,998,635
Total liabilities and equity	$27,814,597	$(175,726)	$27,638,871	$3,141,597	$30,780,468

(1)  Presented in accordance with GAAP.

PROPORTIONATE FINANCIAL SCHEDULES

Overview

(In thousands, except per share)

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Core FFO (1)	$228,318	$183,992	$450,316	$392,081

Core FFO per share - diluted	$0.23	$0.18	$0.45	$0.39

Core FFO from Discontinued Operations	$1,815	$26,577	$16,497	$55,245

Discontinued Core FFO per share - diluted	$0.00	$0.03	$0.02	$0.06

FFO (1)	$102,173	$92,755	$176,596	$398,663

FFO per share (2)	$0.10	$0.09	$0.18	$0.40

Core EBITDA (1)	$485,839	$445,013	$964,580	$910,281

Core NOI (1)	$521,278	$491,795	$1,044,628	$998,230

Weighted average diluted common shares outstanding (3)	1,004,878	998,236	1,001,642	1,001,117

(1)     Refer to Page 5 and 6 (Reconciliation of NOI,  EBITDA, and  FFO).

(2)     The anti-dilutive impact of the warrant adjustment is excluded from the numerator in the calculation of FFO per share-diluted.

(3)     Refer to Page 33 (Change in Total Common and Equivalent Shares).

PROPORTIONATE FINANCIAL SCHEDULES

Reconciliation of NOI, EBITDA, and FFO

For the Three Months Ended June 30, 2012 and 2011

(In thousands)

	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
	Pro Rata Basis	Adjustments	Core	Pro Rata Basis	Adjustments	Core

Property revenues:
Minimum rents (1)	$491,190	$5,411	$496,601	$472,645	$4,214	$476,859
Tenant recoveries	215,782	—	215,782	211,269	—	211,269
Overage rents	10,651	—	10,651	7,415	—	7,415
Other revenue	23,785	—	23,785	18,531	—	18,531
Noncontrolling interests	(3,275)	—	(3,275)	(3,324)	—	(3,324)
Total property revenues	738,133	5,411	743,544	706,536	4,214	710,750
Property operating expenses:
Real estate taxes	70,750	(1,578)	69,172	71,435	(1,578)	69,857
Property maintenance costs	25,670	—	25,670	26,586	—	26,586
Marketing	9,157	—	9,157	7,522	—	7,522
Other property operating costs	120,559	(1,612)	118,947	114,653	(1,681)	112,972
(Recovery from) provision for doubtful accounts	(680)	—	(680)	2,018	—	2,018
Total property operating expenses	225,456	(3,190)	222,266	222,214	(3,259)	218,955
NOI	$512,677	$8,601	$521,278	$484,322	$7,473	$491,795
Management fees and other corporate revenues	23,942	—	23,942	15,848	(195)	15,653
Property management and other costs	(44,985)	(424)	(45,409)	(50,050)	3,419	(46,631)
General and administrative (2)	(13,972)	—	(13,972)	(5,852)	(9,952)	(15,804)
EBITDA	$477,662	$8,177	$485,839	$444,268	$745	$445,013
Depreciation on non-income producing assets	(2,007)	—	(2,007)	(859)	—	(859)
Preferred unit distributions	(2,336)	—	(2,336)	(2,336)	—	(2,336)
Interest income	1,993	—	1,993	3,223	—	3,223
Interest expense:
Default interest	(1,650)	1,650	—	(58,947)	58,947	—
Interest expense relating to extinguished debt	—	—	—	(4,681)	4,681	—
Mark-to-market adjustments on debt	6,386	(6,386)	—	5,048	(5,048)	—
Write-off of mark-to-market adjustments on extinguished debt	23,884	(23,884)	—	43,215	(43,215)	—
Debt extinguishment expenses	(13)	13	—	(2)	2	—
Interest on existing debt	(256,146)	—	(256,146)	(262,556)	—	(262,556)
Warrant liability adjustment	(146,588)	146,588	—	(94,769)	94,769	—
Provision for income taxes	(1,820)	1,820	—	(973)	973	—
Other FFO from noncontrolling interests	975	—	975	1,507	—	1,507
FFO from discontinued operations (3)	1,833	(1,833)	—	20,617	(20,617)	—
FFO	$102,173	$126,145	$228,318	$92,755	$91,237	$183,992

(1)

Adjustments include amounts for straight-line rent of ($24,199) and ($26,376) and above/below market lease amortization of $29,610 and $30,590 for the three months ended June 30, 2012 and 2011, respectively.

(2)

Non-comparable general and administrative costs include bankruptcy-related items such as the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal and professional fees.

(3)	Refer to Pages 16-18 (Discontinued Operations).

PROPORTIONATE FINANCIAL SCHEDULES

Reconciliation of NOI, EBITDA, and FFO

For the Six Months Ended June 30, 2012 and 2011

(In thousands)

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
	Pro Rata Basis	Adjustments	Core	Pro Rata Basis	Adjustments	Core

Property revenues:
Minimum rents (1)	$973,809	$15,605	$989,414	$959,593	$(1,212)	$958,381
Tenant recoveries	432,566	—	432,566	428,805	—	428,805
Overage rents	27,567	—	27,567	19,588	—	19,588
Other revenue	46,268	—	46,268	37,414	—	37,414
Noncontrolling interests	(5,951)	—	(5,951)	(7,018)	—	(7,018)
Total property revenues	1,474,259	15,605	1,489,864	1,438,382	(1,212)	1,437,170
Property operating expenses:
Real estate taxes	140,458	(3,156)	137,302	141,482	(3,156)	138,326
Property maintenance costs	53,608	—	53,608	60,315	—	60,315
Marketing	17,721	—	17,721	15,394	—	15,394
Other property operating costs	237,790	(3,224)	234,566	225,207	(3,266)	221,941
Provision for doubtful accounts	2,039	—	2,039	2,964	—	2,964
Total property operating expenses	451,616	(6,380)	445,236	445,362	(6,422)	438,940
NOI	$1,022,643	$21,985	$1,044,628	$993,020	$5,210	$998,230
Management fees and other corporate revenues	41,640	—	41,640	32,346	(402)	31,944
Property management and other costs	(93,188)	(848)	(94,036)	(103,217)	10,396	(92,821)
General and administrative (2)	(27,652)	—	(27,652)	(7,572)	(19,500)	(27,072)
EBITDA	$943,443	$21,137	$964,580	$914,577	$(4,296)	$910,281
Depreciation on non-income producing assets	(3,704)	—	(3,704)	(2,314)	—	(2,314)
Preferred unit distributions (3)	(7,769)	3,098	(4,671)	(4,671)	—	(4,671)
Interest income	3,365	—	3,365	4,716	—	4,716
Interest expense:
Default interest	(3,103)	3,103	—	(61,066)	61,066	—
Interest expense relating to extinguished debt	—	—	—	(9,671)	9,671	—
Mark-to-market adjustments on debt	10,595	(10,595)	—	10,396	(10,396)	—
Write-off of mark-to-market adjustments on extinguished debt	22,962	(22,962)	—	43,215	(43,215)	—
Debt extinguishment expenses	(190)	190	—	(11)	11	—
Interest on existing debt	(511,960)	—	(511,960)	(519,826)	—	(519,826)
Warrant liability adjustment	(289,700)	289,700	—	(18,321)	18,321	—
Provision for income taxes	(3,318)	3,318	—	(4,108)	4,108	—
Other FFO from noncontrolling interests	2,706	—	2,706	3,895	—	3,895
FFO from discontinued operations (4)	13,269	(13,269)	—	41,852	(41,852)	—
FFO	$176,596	$273,720	$450,316	$398,663	$(6,582)	$392,081

(1)

Adjustments include amounts for straight-line rent of ($42,011) and ($58,367) and above/below market lease amortization of $57,616 and $57,155 for the six months ended June 30, 2012 and 2011, respectively.

(2)

Non-comparable general and administrative costs include bankruptcy-related items such as the reversal of previously accrued bankruptcy costs and gains on settlements, partially offset by legal and professional fees.

(3)	Adjustment is related to the distribution of Rouse Properties, Inc. shares to preferred unit holders as a result of the spin-off.

(4)	Refer to Pages 16-18 (Discontinued Operations).

PROPORTIONATE FINANCIAL SCHEDULES

Portfolio Results and FFO

For the Three Months Ended June 30, 2012 and 2011

(In thousands)

	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$395,649	$95,541	$491,190	$390,402	$82,243	$472,645
Tenant recoveries	180,189	35,593	215,782	176,607	34,662	211,269
Overage rents	8,165	2,486	10,651	5,997	1,418	7,415
Other revenue	17,564	6,221	23,785	15,616	2,915	18,531
Noncontrolling interests	(2,969)	(306)	(3,275)	(3,100)	(224)	(3,324)
Total property revenues	598,598	139,535	738,133	585,522	121,014	706,536
Property operating expenses:
Real estate taxes	59,127	11,623	70,750	60,541	10,894	71,435
Property maintenance costs	21,500	4,170	25,670	22,357	4,229	26,586
Marketing	7,512	1,645	9,157	6,059	1,463	7,522
Other property operating costs	97,271	23,288	120,559	94,616	20,037	114,653
(Recovery from) provision for doubtful accounts	(688)	8	(680)	1,319	699	2,018
Total property operating expenses	184,722	40,734	225,456	184,892	37,322	222,214
NOI	$413,876	$98,801	$512,677	$400,630	$83,692	$484,322
Management fees and other corporate revenues	21,652	2,290	23,942	14,235	1,613	15,848
Property management and other costs (1)	(39,179)	(5,806)	(44,985)	(44,638)	(5,412)	(50,050)
General and administrative (3)	(10,865)	(3,107)	(13,972)	(2,219)	(3,633)	(5,852)
EBITDA	$385,484	$92,178	$477,662	$368,008	$76,260	$444,268
Depreciation on non-income producing assets	(2,007)	—	(2,007)	(859)	—	(859)
Preferred unit distributions	(2,336)	—	(2,336)	(2,336)	—	(2,336)
Interest income	875	1,118	1,993	553	2,670	3,223
Interest expense:
Default interest	(1,650)	—	(1,650)	(57,791)	(1,156)	(58,947)
Interest expense relating to extinguished debt	—	—	—	(4,681)	—	(4,681)
Mark-to-market adjustments on debt	5,492	894	6,386	4,888	160	5,048
Write-off of mark-to-market adjustments on extinguished debt	23,884	—	23,884	43,215	—	43,215
Debt extinguishment expenses	(9)	(4)	(13)	(1)	(1)	(2)
Interest on existing debt	(216,529)	(39,617)	(256,146)	(222,106)	(40,450)	(262,556)
Warrant liability adjustment	(146,588)	—	(146,588)	(94,769)	—	(94,769)
Provision for income taxes	(1,709)	(111)	(1,820)	(887)	(86)	(973)
Other FFO from noncontrolling interests	954	21	975	1,485	22	1,507
FFO from discontinued operations (2)	1,833	—	1,833	19,935	682	20,617
	47,694	54,479	102,173	54,654	38,101	92,755
Equity in FFO of Unconsolidated Properties	54,479	(54,479)	—	38,101	(38,101)	—
FFO	$102,173	$—	$102,173	$92,755	$—	$92,755

(1)	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(2)	Refer to Pages 16-18 (Discontinued Operations).

(3)	Unconsolidated amounts represent administrative costs of our Brazilian joint venture.

PROPORTIONATE FINANCIAL SCHEDULES

Portfolio Results and FFO

For the Six Months Ended June 30, 2012 and 2011

(In thousands)

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis

Property revenues:
Minimum rents	$783,639	$190,170	$973,809	$787,177	$172,416	$959,593
Tenant recoveries	359,591	72,975	432,566	358,792	70,013	428,805
Overage rents	21,445	6,122	27,567	16,488	3,100	19,588
Other revenue	32,691	13,577	46,268	31,065	6,349	37,414
Noncontrolling interests	(5,627)	(324)	(5,951)	(5,995)	(1,023)	(7,018)
Total property revenues	1,191,739	282,520	1,474,259	1,187,527	250,855	1,438,382
Property operating expenses:
Real estate taxes	116,918	23,540	140,458	119,331	22,151	141,482
Property maintenance costs	44,575	9,033	53,608	50,819	9,496	60,315
Marketing	14,441	3,280	17,721	12,345	3,049	15,394
Other property operating costs	188,252	49,538	237,790	187,243	37,964	225,207
Provision for doubtful accounts	1,774	265	2,039	1,234	1,730	2,964
Total property operating expenses	365,960	85,656	451,616	370,972	74,390	445,362
NOI	$825,779	$196,864	$1,022,643	$816,555	$176,465	$993,020
Management fees and other corporate revenues	37,823	3,817	41,640	29,587	2,759	32,346
Property management and other costs (1)	(81,171)	(12,017)	(93,188)	(92,338)	(10,879)	(103,217)
General and administrative (3)	(21,119)	(6,533)	(27,652)	(2,720)	(4,852)	(7,572)
EBITDA	$761,312	$182,131	$943,443	$751,084	$163,493	$914,577
Depreciation on non-income producing assets	(3,704)	—	(3,704)	(2,314)	—	(2,314)
Preferred unit distributions	(7,769)	—	(7,769)	(4,671)	—	(4,671)
Interest income	1,541	1,824	3,365	1,232	3,484	4,716
Interest expense:
Default interest	(2,794)	(309)	(3,103)	(58,766)	(2,300)	(61,066)
Interest expense relating to extinguished debt	—	—	—	(9,671)	—	(9,671)
Mark-to-market adjustments on debt	9,156	1,439	10,595	10,605	(209)	10,396
Write-off of mark-to-market adjustments on extinguished debt	22,962	—	22,962	43,215	—	43,215
Debt extinguishment expenses	(186)	(4)	(190)	(1)	(10)	(11)
Interest on existing debt	(433,776)	(78,184)	(511,960)	(441,479)	(78,347)	(519,826)
Warrant liability adjustment	(289,700)	—	(289,700)	(18,321)	—	(18,321)
Provision for income taxes	(3,104)	(214)	(3,318)	(3,928)	(180)	(4,108)
Other FFO from noncontrolling interests	2,663	43	2,706	3,851	44	3,895
FFO from discontinued operations (2)	13,269	—	13,269	41,850	2	41,852
	69,870	106,726	176,596	312,686	85,977	398,663
Equity in FFO of Unconsolidated Properties	106,726	(106,726)	—	85,977	(85,977)	—
FFO	$176,596	$—	$176,596	$398,663	$—	$398,663

(1)	Unconsolidated amounts include our share of management fees paid by these properties. Revenues associated with these fees are included in consolidated management fees and other corporate revenues.

(2)	Refer to Pages 16-18 (Discontinued Operations).

(3)	Unconsolidated amounts represent administrative costs of our Brazilian joint venture.

PROPORTIONATE FINANCIAL SCHEDULES

NOI Summary

For the Three and Six Months Ended June 30, 2012 and 2011

(In thousands)

	Three Months Ended			Six Months Ended
	June 30, 2012	June 30, 2011	Percentage Change	June 30, 2012	June 30, 2011	Percentage Change

Same Store NOI - U.S. Regional Malls	$496,146	$476,546	4.1%	$999,983	$960,201	4.1%
International	10,920	3,873	182.0%	20,357	14,804	37.5%
Same Store and International NOI	507,066	480,419	5.5%	1,020,340	975,005	4.6%
Acquisitions - U.S. Regional Malls	4,149	196	2016.8%	4,081	371	1000.0%
GGP Malls NOI	511,215	480,615	6.4%	1,024,421	975,376	5.0%
Office and Strip Centers	10,063	11,180	-10.0%	20,207	22,854	-11.6%
Core NOI	$521,278	$491,795	6.0%	$1,044,628	$998,230	4.6%

DEBT

DEBT

SUMMARY, AT SHARE(1)

As of June 30, 2012

(In thousands)

		Proportionate	Average Remaining	Maturities
	Coupon Rate	Balance	Term (Years)	2012	2013	2014	2015	2016	Subsequent	Total
Fixed Rate
Property Level Consolidated	5.21%	$12,792,189	5.6	$591,250	$286,575	$1,710,464	$1,104,554	$1,657,389	$6,201,808	$11,552,040
Property Level Unconsolidated	5.04%	2,655,619	5.8	353,918	146,426	138,168	213,735	—	1,606,530	2,458,777
Corporate Consolidated (2)	6.74%	1,672,330	1.7	349,472	691,840	—	609,261	—	—	1,650,573
Total Fixed Rate	5.34%	$17,120,138	5.3	$1,294,640	$1,124,841	$1,848,632	$1,927,550	$1,657,389	$7,808,338	$15,661,390

Variable Rate
Property Level Consolidated	3.37%	$1,721,502	4.3	$—	$—	$45,057	$—	$948,996	$538,366	$1,532,419
Junior Subordinated Notes Due 2041	1.92%	206,200	28.9	—	—	—	—	—	206,200	206,200
Total Variable Rate	3.22%	$1,927,702	6.9	$—	$—	$45,057	$—	$948,996	$744,566	$1,738,619

Total	5.12%	$19,047,840	5.4	$1,294,640	$1,124,841	$1,893,689	$1,927,550	$2,606,385	$8,552,904	$17,400,009

		Total Amortization		$129,221	$291,397	$256,228	$240,942	$227,187	$502,856	$1,647,831

						Total Maturities and Amortization (3), (4)				$19,047,840

(1)          Excludes 70 Columbia Corporate Center as this asset will be transferred to the lender.

(2)          Comprised primarily of The Rouse Company, LLC of $1.65B.

(3)          Reconciliation to GGP Proportionate Mortgages, Notes, and Loans Payable:

Total Debt, from above	19,047,840
Special improvement districts	354
Market rate adjustments, net	(9,949)
Junior Subordinated Notes Due 2041	(206,200)
Shopping Leblon / Aliansce (Brazil)	221,871
70 Columbia Corporate Center	19,166
Mortgages, notes, and loans payable	$19,073,082

(4)     Reflects maturities and amortization for periods subsequent to June 30, 2012.

DEBT

DETAIL, AT SHARE(1),(2)
As of June 30, 2012
(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Year (3)	at Maturity	Coupon Rate	as of 6/30/2012 (4)	2012	2013	2014	2015	2016	Subsequent
Fixed Rate

Consolidated Property Level
The Mall In Columbia	100%	$400,000	2012	$400,000	5.83%	No	$—	$—	$—	$—	$—	$—
The Oaks Mall	100%	102,000	2012	102,000	5.74%	No	—	—	—	—	—	—
Westroads Mall	100%	89,250	2012	89,250	5.74%	No	—	—	—	—	—	—
Meadows Mall	100%	96,170	2013	93,631	5.45%	No	1,143	1,396	—	—	—	—
Pembroke Lakes Mall	100%	120,870	2013	118,449	4.94%	No	1,588	833	—	—	—	—
Senate Plaza	100%	11,220	2013	10,956	5.71%	No	129	135	—	—	—	—
West Oaks	100%	65,659	2013	63,539	5.25%	No	1,164	956	—	—	—	—
Austin Bluffs Plaza	100%	1,980	2014	1,812	4.40%	No	55	113	—	—	—	—
Bayside Marketplace	100%	76,270	2014	74,832	7.50%	No	462	976	—	—	—	—
Bayside Marketplace (Bond)	100%	3,575	2014	1,255	5.75%	No	1,130	1,190	—	—	—	—
Crossroads Center (MN)	100%	78,678	2014	74,943	4.73%	No	1,168	2,567	—	—	—	—
Cumberland Mall	100%	101,125	2014	99,219	7.50%	No	612	1,294	—	—	—	—
Eden Prairie Mall	100%	74,331	2014	69,893	4.67%	No	943	1,963	1,532	—	—	—
Fashion Place	100%	136,367	2014	130,124	5.30%	No	1,406	3,825	1,012	—	—	—
Fort Union	100%	2,381	2014	2,180	4.40%	No	65	136	—	—	—	—
Governor’s Square	100%	72,408	2014	71,043	7.50%	No	438	927	—	—	—	—
Jordan Creek Town Center	100%	173,231	2014	164,537	4.57%	Yes - Partial	2,127	5,628	939	—	—	—
Mall St. Matthews	100%	135,289	2014	129,452	4.81%	No	1,593	4,244	—	—	—	—
Newgate Mall	100%	38,144	2014	36,028	4.84%	No	490	1,288	338	—	—	—
North Point Mall	100%	204,296	2014	195,971	5.48%	No	1,979	5,444	902	—	—	—
Oak View Mall	100%	81,097	2014	79,569	7.50%	No	490	1,038	—	—	—	—
Oakwood Center	100%	46,477	2014	45,057	4.38%	Yes - Full	308	653	459	—	—	—
Orem Plaza Center Street	100%	2,128	2014	1,948	4.40%	No	58	122	—	—	—	—
Orem Plaza State Street	100%	1,317	2014	1,206	4.40%	No	36	75	—	—	—	—
Pecanland Mall	100%	51,766	2014	48,586	4.28%	No	1,035	2,145	—	—	—	—
Prince Kuhio Plaza	100%	34,650	2014	32,793	3.45%	Yes - Partial	628	1,229	—	—	—	—
River Pointe Plaza	100%	3,297	2014	3,018	4.40%	No	91	188	—	—	—	—
Rogue Valley Mall	100%	24,924	2014	23,607	7.85%	No	258	690	369	—	—	—
Town East Mall	100%	96,557	2014	91,387	3.46%	No	1,449	3,721	—	—	—	—
Tucson Mall	100%	112,119	2014	106,556	4.26%	No	1,544	4,019	—	—	—	—
University Crossing	100%	4,792	2014	4,202	4.70%	No	174	416	—	—	—	—
Visalia Mall	100%	36,765	2014	34,264	3.78%	No	815	1,686	—	—	—	—
Woodbridge Center	100%	193,317	2014	181,464	4.24%	No	2,488	6,535	2,830	—	—	—
Woodlands Village	100%	6,028	2014	5,518	4.40%	No	166	344	—	—	—	—
10000 West Charleston	100%	20,433	2015	19,016	7.88%	No	244	517	559	97	—	—
Boise Towne Plaza	100%	10,134	2015	9,082	4.70%	No	134	354	371	193	—	—
Burlington Town Center	100%	25,058	2015	23,360	5.03%	No	202	575	605	316	—	—
Coastland Center	100%	113,922	2015	110,204	7.50%	No	689	1,458	1,571	—	—	—
Coral Ridge Mall	100%	85,924	2015	83,120	7.50%	No	519	1,100	1,185	—	—	—
Hulen Mall	100%	105,985	2015	96,621	5.03%	No	1,213	3,246	3,415	1,490	—	—
Lynnhaven Mall	100%	222,872	2015	203,367	5.05%	No	2,435	6,562	6,906	3,602	—	—
North Star Mall	100%	216,675	2015	199,315	4.43%	No	2,714	7,159	7,487	—	—	—
Paramus Park	100%	97,805	2015	90,242	4.86%	No	1,257	2,267	2,381	1,658	—	—
Peachtree Mall	100%	84,248	2015	77,085	5.08%	No	922	2,484	2,615	1,142	—	—
Regency Square Mall	100%	85,889	2015	75,797	3.59%	No	1,330	3,408	3,534	1,820	—	—
The Shops at La Cantera	75%	122,923	2015	117,345	5.95%	No	862	1,803	1,913	1,000	—	—
Baybrook Mall	100%	164,125	2016	156,329	7.50%	No	994	2,100	2,263	2,439	—	—
Brass Mill Center	100%	111,076	2016	93,347	4.55%	No	2,145	4,454	4,664	4,884	1,582	—

DEBT

DETAIL, AT SHARE(1),(2) As of June 30, 2012 (In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Year (3)	at Maturity	Coupon Rate	as of 6/30/2012 (4)	2012	2013	2014	2015	2016	Subsequent
Coronado Center	100%	158,725	2016	135,704	5.08%	No	1,739	4,683	4,930	5,189	6,480	—
Eastridge (WY)	100%	33,847	2016	28,284	5.08%	No	436	1,127	1,206	1,270	1,524	—
Glenbrook Square	100%	166,442	2016	141,325	4.91%	No	1,859	4,989	5,243	5,510	7,516	—
Harborplace	100%	48,442	2016	44,547	5.79%	No	335	992	1,052	1,115	401	—
Lakeside Mall	100%	167,696	2016	144,451	4.28%	No	2,147	5,644	5,894	6,155	3,405	—
Lincolnshire Commons	100%	27,188	2016	24,629	5.98%	No	181	538	572	607	661	—
Pine Ridge Mall	100%	22,821	2016	19,070	5.08%	No	294	760	813	856	1,028	—
Red Cliffs Mall	100%	21,690	2016	18,125	5.08%	No	279	722	773	814	977	—
Ridgedale Center	100%	167,061	2016	149,112	4.86%	No	1,916	3,997	4,199	4,410	3,427	—
The Maine Mall	100%	202,877	2016	172,630	4.84%	No	2,307	6,176	6,486	6,811	8,467	—
The Parks At Arlington	100%	169,917	2016	161,847	7.50%	No	1,027	2,174	2,343	2,526	—	—
Valley Plaza Mall	100%	87,571	2016	75,790	3.90%	No	1,302	3,356	3,491	3,632	—	—
White Marsh Mall	100%	181,255	2016	163,196	5.62%	No	1,698	3,951	4,179	4,557	3,674	—
Willowbrook Mall	100%	148,616	2016	129,003	6.82%	No	1,425	4,567	4,894	5,243	3,484	—
Augusta Mall	100%	169,205	2017	145,438	5.49%	No	1,248	3,627	3,834	4,053	5,851	5,154
Beachwood Place	100%	227,817	2017	190,177	5.60%	No	2,150	5,944	6,290	6,656	9,274	7,326
Columbia Mall	100%	87,425	2017	77,540	6.05%	No	573	1,713	1,821	1,935	2,843	1,000
Eastridge (CA)	100%	164,867	2017	143,626	5.79%	Yes - Partial	1,140	3,364	3,566	3,781	5,509	3,881
Four Seasons Town Centre	100%	91,342	2017	72,532	5.60%	No	1,586	3,324	3,517	3,722	4,940	1,721
Mall of Louisiana	100%	223,621	2017	191,409	5.81%	No	1,750	5,023	5,326	5,647	8,074	6,392
Market Place Shopping Center	100%	102,967	2017	91,325	6.05%	No	676	2,017	2,144	2,279	3,348	1,178
Oglethorpe Mall	100%	132,734	2017	115,990	4.89%	No	1,488	3,105	3,262	3,428	3,585	1,876
Provo Towne Center	75%	31,500	2017	28,886	4.53%	No	238	497	520	544	566	249
Stonestown Galleria	100%	209,869	2017	183,227	5.79%	No	1,422	4,213	4,467	4,736	6,925	4,879
Tysons Galleria	100%	246,947	2017	214,755	5.72%	No	1,739	5,107	5,411	5,734	8,334	5,867
Fallbrook Center	100%	82,612	2018	71,473	6.14%	No	532	1,596	1,698	1,807	2,661	2,845
River Hills Mall	100%	77,753	2018	67,269	6.14%	No	502	1,502	1,598	1,700	2,504	2,678
Sooner Mall	100%	58,315	2018	50,452	6.14%	No	376	1,127	1,199	1,275	1,878	2,008
The Gallery at Harborplace - Other	100%	11,504	2018	190	6.05%	No	807	1,691	1,796	1,907	2,026	3,087
10450 West Charleston Blvd	100%	3,402	2019	53	6.84%	No	208	438	469	502	538	1,194
The Grand Canal Shoppes	100%	468,750	2019	468,750	4.24%	No	—	—	—	—	—	—
The Shoppes At The Palazzo	100%	156,250	2019	156,250	4.24%	No	—	—	—	—	—	—
Park City Center	100%	194,446	2019	172,224	5.34%	No	1,330	2,800	2,955	3,119	3,264	8,754
Southlake Mall	100%	97,364	2019	77,877	6.44%	No	589	1,792	1,913	2,042	3,035	10,116
Deerbrook Mall	100%	151,616	2021	127,934	5.25%	No	1,068	2,246	2,368	2,497	2,612	12,891
Fashion Show - Other	100%	5,388	2021	1,577	6.06%	Yes - Full	154	322	342	364	386	2,243
Fox River Mall	100%	184,637	2021	156,373	5.46%	No	1,231	2,597	2,745	2,901	3,038	15,752
Northridge Fashion Center	100%	246,990	2021	207,503	5.10%	No	1,793	3,766	3,965	4,175	4,362	21,426
Oxmoor Center	100%	93,776	2021	79,217	5.37%	No	638	1,342	1,417	1,497	1,566	8,099
Park Place	100%	197,105	2021	165,815	5.18%	No	1,400	2,941	3,099	3,266	3,414	17,170
Providence Place	100%	376,008	2021	320,526	5.65%	No	2,425	5,125	5,426	5,745	6,025	30,736
Rivertown Crossings	100%	166,756	2021	141,356	5.52%	No	1,104	2,329	2,462	2,604	2,728	14,173
Westlake Center - Land	100%	2,437	2021	2,437	12.63%	No	—	—	—	—	—	—
Ala Moana Center	100%	1,400,000	2022	1,400,000	4.23%	No	—	—	—	—	—	—
Bellis Fair	100%	93,247	2022	77,060	5.23%	No	652	1,371	1,446	1,524	1,594	9,600
Spokane Valley Mall	75%	47,250	2022	38,484	4.65%	No	348	728	763	800	833	5,294
The Gallery at Harborplace	100%	81,918	2022	68,096	5.24%	No	538	1,132	1,193	1,258	1,315	8,386
The Shoppes at Buckland Hills	100%	129,583	2022	107,820	5.19%	No	868	1,827	1,926	2,030	2,121	12,991
Greenwood Mall	100%	63,000	2022	57,469	4.19%	No	—	—	—	—	—	5,531
The Streets at Southpoint	94%	245,440	2022	207,909	4.36%	No	—	—	2,346	4,163	4,348	26,674

DEBT

DETAIL, AT SHARE(1),(2) As of June 30, 2012 (In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Year (3)	at Maturity	Coupon Rate	as of 6/30/2012 (4)	2012	2013	2014	2015	2016	Subsequent
Boise Towne Square	100%	138,581	2023	106,372	4.79%	No	1,093	2,268	2,379	2,495	2,618	21,356
Staten Island Mall	100%	269,445	2023	206,942	4.77%	No	2,146	4,448	4,665	4,892	5,131	41,221
The Woodlands	100%	266,045	2023	207,057	5.04%	No	2,053	4,265	4,485	4,716	4,959	38,510
Providence Place - Other	100%	42,332	2028	2,381	7.75%	No	697	1,480	1,597	1,724	1,861	32,592
Provo Towne Center Land	75%	2,250	2095	37	10.00%	Yes - Full	—	—	—	—	—	2,213
Consolidated Property Level		$12,792,189		$11,552,040	5.21%		$95,199	$224,006	$188,335	$168,854	$166,692	$397,063

Unconsolidated Property Level
Clackamas Town Center	50%	$100,000	2012	$100,000	6.05%	No	$—	$—	$—	$—	$—	$—
Glendale Galleria	50%	178,088	2012	177,133	4.93%	No	955	—	—	—	—	—
Stonebriar Centre	50%	77,616	2012	76,785	5.23%	No	831	—	—	—	—	—
Altamonte Mall	50%	75,000	2013	75,000	5.05%	No	—	—	—	—	—	—
Bridgewater Commons	35%	43,741	2013	43,143	5.27%	No	598	—	—	—	—	—
Plaza Frontenac	55%	28,797	2013	28,283	7.00%	No	175	339	—	—	—	—
Carolina Place	50%	71,903	2014	68,168	4.60%	No	1,214	2,521	—	—	—	—
Pinnacle Hills Promenade	50%	70,000	2014	70,000	5.57%	No	—	—	—	—	—	—
Alderwood	50%	126,783	2015	120,409	6.65%	No	947	1,991	2,128	1,308	—	—
Quail Springs Mall	50%	35,495	2015	33,432	6.74%	No	320	684	732	327	—	—
Towson Town Center	35%	62,002	2015	59,894	3.88%	No	298	634	687	489	—	—
Center Pointe Plaza	50%	6,354	2017	5,570	6.31%	No	75	161	171	183	194	—
Riverchase Galleria	50%	152,500	2017	152,500	5.65%	No	—	—	—	—	—	—
Saint Louis Galleria	74%	164,012	2017	139,096	4.86%	No	1,848	4,954	5,203	5,465	7,446	—
First Colony Mall	50%	92,500	2019	84,473	4.50%	No	—	—	121	1,498	1,567	4,841
Natick Mall	50%	225,000	2019	209,699	4.60%	No	—	—	—	583	3,593	11,125
Christiana Mall	50%	117,495	2020	108,697	5.10%	No	—	—	—	401	1,622	6,775
Kenwood Towne Centre	70%	161,230	2020	137,191	5.37%	No	1,131	2,383	2,517	2,659	2,784	12,565
Oakbrook Center	48%	202,725	2020	202,725	3.65%	No	—	—	—	—	—	—
Water Tower Place	52%	100,648	2020	83,850	4.85%	No	838	1,739	1,825	1,916	2,011	8,469
Northbrook Court	50%	65,500	2021	56,811	4.25%	No	—	—	90	1,108	1,156	6,335
Village of Merrick Park	40%	72,965	2021	62,398	5.73%	No	466	984	1,043	1,105	1,160	5,809
Whaler’s Village	50%	40,000	2021	40,000	5.42%	No	—	—	—	—	—	—
Willowbrook Mall (TX)	50%	105,794	2021	88,965	5.13%	No	764	1,603	1,688	1,778	1,858	9,138
Florence Mall	50%	45,000	2022	45,000	4.15%	No	—	—	—	—	—	—
Galleria at Tyler	50%	99,156	2023	76,716	5.05%	No	744	1,544	1,624	1,708	1,796	15,024
Lake Mead and Buffalo	50%	2,468	2023	27	7.20%	No	74	157	168	181	194	1,667
Park Meadows	35%	126,000	2023	112,734	4.60%	No	—	—	—	—	—	13,266
The Trails Village Center	50%	6,847	2023	78	8.21%	No	193	412	447	485	527	4,705
Unconsolidated Property Level		$2,655,619		$2,458,777	5.04%		$11,471	$20,106	$18,444	$21,194	$25,908	$99,719

Total Fixed - Property Level		$15,447,808		$14,010,817	5.18%		$106,670	$244,112	$206,779	$190,048	$192,600	$496,782

Consolidated Corporate
Rouse Bonds - 1995 Indenture	100%	$349,472	2012	$349,472	7.20%	No (5)	$—	$—	$—	$—	$—	$—
Rouse Bonds - 1995 Indenture	100%	91,786	2013	91,786	5.38%	No (5)	—	—	—	—	—	—
Rouse Bonds - 2006 Indenture	100%	600,054	2013	600,054	6.75%	No (5)	—	—	—	—	—	—
Arizona Two (HHC)	100%	22,330	2015	573	4.41%	Yes - Full	2,983	6,167	6,445	6,162	—	—
Rouse Bonds - 2010 Indenture	100%	608,688	2015	608,688	6.75%	No (5)	—	—	—	—	—	—
Consolidated Corporate		$1,672,330		$1,650,573	6.74%		$2,983	$6,167	$6,445	$6,162	$—	$—

Total Fixed Rate Debt		$17,120,138		$15,661,390	5.34%		$109,653	$250,279	$213,224	$196,210	$192,600	$496,782

DEBT

DETAIL, AT SHARE(1),(2)
As of June 30, 2012
(In thousands)

		Proportionate	Maturity	Balloon Pmt		Parent Recourse	Amortization
Property	Own %	Balance	Year (3)	at Maturity	Coupon Rate	as of 6/30/2012 (4)	2012	2013	2014	2015	2016	Subsequent
Variable Rate

Consolidated Property Level
Oakwood Center	100%	$46,477	2014	$45,057	Libor + 225 bps	Yes - Full	$309	$653	$458	$—	$—	$—
Columbiana Centre	100%	99,046	2016	88,866	Libor + 325 bps	Yes - Partial	1,118	2,367	2,489	2,618	1,588	—
Foothills Mall	100%	36,910	2016	33,116	Libor + 325 bps	Yes - Partial	416	882	928	976	592	—
Grand Teton Mall	100%	48,410	2016	43,434	Libor + 325 bps	Yes - Partial	547	1,157	1,217	1,279	776	—
Mall Of The Bluffs	100%	24,722	2016	22,181	Libor + 325 bps	Yes - Partial	280	591	621	653	396	—
Mayfair	100%	283,460	2016	254,326	Libor + 325 bps	Yes - Partial	3,200	6,774	7,124	7,492	4,544	—
Mondawmin Mall	100%	69,233	2016	62,117	Libor + 325 bps	Yes - Partial	782	1,654	1,740	1,830	1,110	—
North Town Mall	100%	85,463	2016	76,679	Libor + 325 bps	Yes - Partial	965	2,042	2,148	2,259	1,370	—
Oakwood	100%	77,855	2016	69,853	Libor + 325 bps	Yes - Partial	879	1,860	1,957	2,058	1,248	—
Pioneer Place	100%	150,565	2016	135,090	Libor + 325 bps	Yes - Partial	1,700	3,598	3,784	3,979	2,414	—
Salem Center	100%	35,703	2016	32,033	Libor + 325 bps	Yes - Partial	404	853	897	944	572	—
Southwest Plaza	100%	101,503	2016	91,070	Libor + 325 bps	Yes - Partial	1,146	2,426	2,551	2,683	1,627	—
The Shops at Fallen Timbers	100%	44,839	2016	40,231	Libor + 325 bps	Yes - Partial	505	1,072	1,127	1,185	719	—
Fashion Show	100%	617,316	2017	538,366	Libor + 300 bps	Yes - Full	7,317	15,189	15,963	16,776	17,631	6,074
Consolidated Property Level		$1,721,502		$1,532,419	3.37%		$19,568	$41,118	$43,004	$44,732	$34,587	$6,074

Consolidated Corporate
Junior Subordinated Notes Due 2041	100%	$206,200	2041	$206,200	Libor + 145 bps	Yes - Full	$—	$—	$—	$—	$—	$—
Consolidated Corporate		$206,200		$206,200	1.92%		$—	$—	$—	$—	$—	$—

Total Variable Rate Debt		$1,927,702		$1,738,619	3.22%		$19,568	$41,118	$43,004	$44,732	$34,587	$6,074

Total (6),(7)		$19,047,840		$17,400,009	5.12%		$129,221	$291,397	$256,228	$240,942	$227,187	$502,856

(1)     Proportionate share for Consolidated Properties presented exclusive of non-controlling interests.

(2)     Excludes Discontinued Operations.

(3)     Assumes that all maturity extensions are exercised.

(4)     Total recourse to GGP or its subsidiaries of approximately $1.60B.

(5)     Total recourse to The Rouse Company, LLC of $1.65B.

(6)     Excludes the $1B corporate revolver.  As of June 30, 2012 the corporate revolver was undrawn.

(7)     Reflects amortization for the period subsequent to June 30, 2012.

Asset Transactions

ASSET TRANSACTIONS

Summary of Acquisitions and Dispositions
For the Six Months Ended June 30, 2012
(In thousands, except GLA)

	Property	Property	GGP	Total	Gross Purchase	Debt	Net Purchase
Closing Date	Name	Location	Ownership %	GLA	Price at Share	at Share	Price

Acquisitions
1/26/2012	Mall of the Bluffs (Anchor Box)	Council Bluffs, IA	100.0%	50,420	$800	$—	$800
2/17/2012	Riverchase Galleria (Anchor Box)	Birmingham, AL	100.0%	132,894	12,000	—	12,000
3/30/2012	Oakbrook Center (Anchor Box)	Chicago, IL	47.7%	91,634	3,914	—	3,914
3/30/2012	Perimeter Mall (Lease Buy-out)	Atlanta, GA	50.0%	222,056	6,500	—	6,500
4/5/2012	Westroads Mall (49% share)	Omaha, NE	100.0%	1,069,223	104,321	43,733	60,588
4/5/2012	The Oaks Mall (49% share)	Gainesville, FL	100.0%	897,824	86,779	49,980	36,799
4/17/2012	Sears acquisition / lease buy-out	Various	100.0%	1,019,008	270,000	—	270,000
5/1/2012	Coronado Center (Anchor Box)	Albuquerque, NM	100.0%	159,378	2,700	—	2,700
5/1/2012	Mall of the Bluffs (Anchor Box)	Council Bluffs, IA	100.0%	91,034	800	—	800

	Total			3,733,471	$487,814	$93,713	$394,101

Dispositions
1/20/2012	Marley Station (Box)	Baltimore, MD	100.0%	264,621	$1,597	$—	$1,597
2/21/2012	Grand Traverse Mall	Traverse City, MI	100.0%	589,488	62,000	62,000	—
3/2/2012	Village of Cross Keys	Baltimore, MD	100.0%	296,652	25,000	—	25,000
6/19/2012	Boise Plaza	Boise, ID	73.3%	114,404	3,392	—	3,392

	Total			1,265,165	$91,989	$62,000	$29,989

Spin-off
1/12/2012	Rouse Properties, Inc. (30 properties)	Various	100.0%	9,084,925	$—	$1,075,000	$—

ASSET TRANSACTIONS

Properties Included in Discontinued Operations

Consolidated Properties	Method of Disposition	Date of Disposition
Boise Plaza	Sold	June 2012
The Village of Cross Keys	Sold	March 2012
Grand Traverse Mall	Sold	February 2012
The Pines	Sold	December 2011
River Falls	Sold	December 2011
Faneuil Hall Marketplace	Sold	October 2011
Northgate Mall	Sold	September 2011
Riverside Plaza	Sold	August 2011
Westlake Office and Garage	Sold	August 2011
Bailey Hills Village	Sold	July 2011
Chico Mall	Sold	July 2011
Twin Falls Crossing	Sold	June 2011
Chapel Hills Mall	Sold	June 2011
Gateway Crossing	Sold	May 2011
Arizona Center	Sold	March 2011
Canyon Point	Sold	March 2011
Anaheim Crossing	Sold	February 2011
Yellowstone Square	Sold	February 2011
Riverlands	Sold	January 2011
Vista Commons	Sold	January 2011
Piedmont Mall	Transferred to lender	September 2011
Country Hills Plaza	Transferred to lender	July 2011
Bay City Mall	Transferred to lender	February 2011
Lakeview Square	Transferred to lender	February 2011
Moreno Valley Mall	Transferred to lender	February 2011
Rouse Properties, Inc.	Spin-off	January 2012

Unconsolidated Properties
Arrowhead Towne Center	Sold	June 2011
Superstition Springs Center	Sold	June 2011
Silver City Galleria	Transferred to lender	December 2011

ASSET TRANSACTIONS

FFO from Discontinued Operations
For the Three Months Ended June 30, 2012 and 2011
(In thousands)

	Three Months Ended June 30, 2012			Three Months Ended June 30, 2011
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis
Discontinued Operations
Retail and other revenues	$1,436	$—	$1,436	$77,034	$4,445	$81,479
Retail and other operating expenses	(488)	—	(488)	59,090	2,574	61,664
Operating income	$1,924	$—	$1,924	$17,944	$1,871	$19,815
Interest expense, net	(71)	—	(71)	(21,911)	(1,607)	(23,518)
Net income (loss) from operations	1,853	—	1,853	(3,967)	264	(3,703)
Provision for income taxes	(7)	—	(7)	(171)	—	(171)
Noncontrolling interest	—	—	—	(41)	(1)	(42)
(Loss) gain on disposition of properties	(147)	465	318	(690)	(99)	(789)
Net income (loss) from discontinued operations	$1,699	$465	$2,164	$(4,869)	$164	$(4,705)

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net income (loss) from discontinued operations	$1,699	$465	$2,164	$(4,869)	$164	$(4,705)
Loss (gain) on disposition of properties	147	(465)	(318)	690	99	789
Depreciation and amortization of discontinued operations	15	—	15	24,194	481	24,675
Noncontrolling interests in depreciation of discontinued operations and other	(28)	—	(28)	(80)	(62)	(142)
FFO from discontinued operations	$1,833	$—	$1,833	$19,935	$682	$20,617
Adjustments	(18)	—	(18)	5,856	104	5,960
Core FFO from discontinued operations	$1,815	$—	$1,815	$25,791	$786	$26,577

ASSET TRANSACTIONS

FFO from Discontinued Operations
For the Six Months Ended June 30, 2012 and 2011
(In thousands)

	Six Months Ended June 30, 2012			Six Months Ended June 30, 2011
	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis	Consolidated Properties	Unconsolidated Properties	Pro Rata Basis
Discontinued Operations
Retail and other revenues	$22,317	$—	$22,317	$163,867	$12,466	$176,333
Retail and other operating expenses	6,860	—	6,860	123,528	8,305	131,833
Provisions for impairment and other gains/losses	10,393	—	10,393	51	—	51
Total expenses	17,253	—	17,253	123,579	8,305	131,884
Operating income	$5,064	$—	$5,064	$40,288	$4,161	$44,449
Interest expense, net	(4,618)	—	(4,618)	(46,985)	(6,554)	(53,539)
Net income (loss) from operations	446	—	446	(6,697)	(2,393)	(9,090)
Provision for income taxes	(23)	—	(23)	(342)	—	(342)
Noncontrolling interest	—	—	—	(53)	(261)	(314)
(Loss) gain on disposition of properties	(175)	1	(174)	(546)	3,171	2,625
Net income (loss) from discontinued operations	$248	$1	$249	$(7,638)	$517	$(7,121)

Reconciliation of Net income (loss) from discontinued operations to FFO from discontinued operations
Net income (loss) from discontinued operations	$248	$1	$249	$(7,638)	$517	$(7,121)
Loss (gain) on disposition of properties	175	(1)	174	546	(3,171)	(2,625)
Provisions for impairment excluded from FFO	10,393	—	10,393	51	—	51
Depreciation and amortization of discontinued operations	2,518	—	2,518	49,753	2,924	52,677
Noncontrolling interests in depreciation of discontinued operations and other	(65)	—	(65)	(862)	(268)	(1,130)
FFO from discontinued operations	$13,269	$—	$13,269	$41,850	$2	$41,852
Adjustments	3,228	—	3,228	12,355	1,038	13,393
Core FFO from discontinued operations	$16,497	$—	$16,497	$54,205	$1,040	$55,245

Reconciliations

RECONCILIATIONS

Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Reconciliation of NOI to GAAP Operating Income
NOI:
Pro Rata basis	$512,677	$484,322	$1,022,643	$993,020
Unconsolidated Properties	(98,801)	(83,692)	(196,864)	(176,465)
Consolidated Properties	413,876	400,630	825,779	816,555
Management fees and other corporate revenues	21,652	14,235	37,823	29,587
Property management and other costs	(39,179)	(44,638)	(81,171)	(92,338)
General and administrative	(10,865)	(2,219)	(21,119)	(2,720)
Depreciation and amortization	(191,563)	(227,340)	(409,128)	(455,140)
Noncontrolling interest in NOI of Consolidated Properties and other	3,878	3,100	6,536	5,995
Operating income	$197,799	$143,768	$358,720	$301,939

Reconciliation of EBITDA to GAAP Net Loss Income Attributable to Common Stockholders
EBITDA:
Pro Rata basis	$477,662	$444,268	$943,443	$914,577
Unconsolidated Properties	(92,178)	(76,260)	(182,131)	(163,493)
Consolidated Properties	385,484	368,008	761,312	751,084
Depreciation and amortization	(191,563)	(227,340)	(409,128)	(455,140)
Noncontrolling interest in NOI of Consolidated Properties	2,969	3,100	5,627	5,995
Interest income	875	553	1,541	1,232
Interest expense	(188,812)	(236,476)	(404,638)	(456,097)
Warrant liability adjustment	(146,588)	(94,769)	(289,700)	(18,321)
Provision for income taxes	(1,709)	(887)	(3,104)	(3,928)
Equity in income (loss) of Unconsolidated Real Estate Affiliates	11,843	(9,433)	17,795	(12,366)
Discontinued operations	1,699	(4,869)	248	(7,638)
Gain from change in control of investment properties	18,547	—	18,547	—
Allocation to noncontrolling interests and other	(681)	(935)	(4,048)	(2,205)
Net loss attributable to common stockholders	$(107,936)	$(203,048)	$(305,548)	$(197,384)

RECONCILIATIONS

Reconciliation of Non-GAAP to GAAP Financial Measures
(In thousands)

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011

Reconciliation of FFO to GAAP Net Loss Attributable to Common Stockholders
FFO:
Consolidated Properties	$47,694	$54,654	$69,870	$312,686
Unconsolidated Properties	54,479	38,101	106,726	85,977
Pro Rata basis	102,173	92,755	176,596	398,663
Depreciation and amortization of capitalized real estate costs	(234,673)	(273,497)	(498,986)	(553,122)
Gain from change in control of investment properties	18,547	—	18,547	—
Gains (losses) on sales of investment properties	3,226	(790)	5,327	2,624
Noncontrolling interests in depreciation of Consolidated Properties	1,973	1,627	3,729	4,014
Provision for impairment excluded from FFO of discontinued operations	—	—	(10,393)	—
Redeemable noncontrolling interests	833	1,464	2,150	1,426
Depreciation and amortization of discontinued operations	(15)	(24,607)	(2,518)	(50,989)
Net loss attributable to common stockholders	$(107,936)	$(203,048)	$(305,548)	$(197,384)

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income (Loss) of Unconsolidated Real Estate Affiliates
Equity in Unconsolidated Properties:
NOI	$98,801	$83,692	$196,864	$176,465
Net property management fees and costs	(3,516)	(3,799)	(8,200)	(8,120)
Net interest expense	(37,609)	(38,777)	(75,234)	(77,382)
General and administrative, provisions for impairment, income taxes and noncontrolling interest in FFO	(3,197)	(3,697)	(6,704)	(4,988)
FFO of discontinued Unconsolidated Properties	—	682	—	2
FFO of Unconsolidated Properties	54,479	38,101	106,726	85,977
Depreciation and amortization of capitalized real estate costs	(45,117)	(47,457)	(93,562)	(101,553)
Other, including gain on sales of investment properties	2,481	(77)	4,631	3,210
Equity in income (loss) of Unconsolidated Real Estate Affiliates	$11,843	$(9,433)	$17,795	$(12,366)

Portfolio Operating Metrics

PORTFOLIO OPERATING METRICS

Key Operating Performance Indicators(1)

As of and for the Six Months Ended June 30, 2012

(GLA in thousands)

GLA Summary (2)

	Number of Properties	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Total Mall	Strip Center GLA	Office GLA	Total GLA	Total GLA at Share (3)	% Leased
Consolidated Malls	102	42,409	15,397	39,293	97,099	1,262	1,767	100,128	60,367	94.1%
Unconsolidated Malls	33	15,283	3,652	15,760	34,695	452	1,189	36,336	10,599	94.7%
Regional U.S. Malls	135	57,692	19,049	55,053	131,794	1,714	2,956	136,464	70,966	94.3%

International	16	5,669	—	—	5,669	—	—	5,669	1,245	97.7%
Total U.S. Malls and International	151	63,361	19,049	55,053	137,463	1,714	2,956	142,133	72,211	94.6%

Office Properties	25	40	—	—	40	—	2,178	2,218	2,218	37.3%
Strip Centers	17	135	—	—	135	2,348	—	2,483	2,248	90.5%
Total Real Estate	193	63,536	19,049	55,053	137,638	4,062	5,134	146,834	76,677	92.6%

Operating Metrics (4)

			In-Place Rent (7)
June 30, 2012	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant sales (8)	Occupancy Cost (9)

Consolidated Malls	94.1%	90.7%	66.37	53.15	510	13.2%
Unconsolidated Malls	94.7%	92.2%	72.93	60.48	594	12.5%
Total Malls	94.3%	91.1%	$68.16	$55.17	$533	13.0%

			In-Place Rent (7)
June 30, 2011	% Leased (5)	% Occupied (6)	<10K SF	All Less Anchors	Tenant sales (8)	Occupancy Cost (9)

Consolidated Malls	93.0%	90.1%	65.15	52.55	475	13.7%
Unconsolidated Malls	94.0%	90.6%	71.70	59.72	526	13.8%
Total Malls	93.2%	90.2%	$66.91	$54.49	$489	13.7%

(1)	For comparability purposes, prior period operating metric statistics have been restated to exclude properties classified as discontinued operations.
(2)	See Property Schedule on pages 24-31 for individual property details.
(3)	Total GLA at Share includes assets at their respective ownership percentages and excludes tenant owned area.
(4)	Reflects results for Regional U.S. malls.
(5)	Represents contractual obligations for space in regional malls or predominantly retail centers and excludes traditional anchor stores.
(6)	Represents tenants’ physical and/or economic presence in regional malls or predominantly retail centers and excludes traditional anchor stores.
(7)	Weighted average rent of mall stores as of June 30, 2012. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
(8)	Comparative rolling twelve month tenant sales for mall stores less than 10,000 square feet.
(9)	Represents tenants less than 10,000 square feet utilizing comparative tenant sales.

PORTFOLIO OPERATING METRICS

Signed Leases

All Less Anchors

As of June 30, 2012

All Leases - Lease Spread (1)

	Commencement 2012
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)

New Leases	948	3,757,014	9.3	$52.87	$59.14
Renewal Leases	820	2,502,062	5.3	58.75	61.83
Total New/Renewal Leases	1,768	6,259,076	7.7	$55.22	$60.22

Percent in Lieu	75	389,037	N/A	N/A	N/A
Total New/Renewal Leases	1,843	6,648,113	7.7	$55.22	$60.22

	Commencement 2013
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)
New Leases	52	401,875	11.4	$54.79	$61.21
Renewal Leases	107	349,157	4.8	57.86	60.58
Total New/Renewal Leases	159	751,032	8.3	$56.22	$60.92

Percent in Lieu	3	7,072	N/A	N/A	N/A
Total New/Renewal Leases	162	758,104	8.3	$56.22	$60.92

SUITE TO SUITE - Lease Spread (3)

	Commencement 2012
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New Leases (5)	575	1,693,552	8.4	$61.28	$68.15	$50.66	$10.62	21.0%	$17.48	34.5%
Renewal Leases	787	2,364,529	5.4	60.27	63.54	58.96	1.31	2.2%	4.58	7.8%
New/Renewal Leases	1,362	4,058,081	6.7	$60.69	$65.46	$55.38	$5.31	9.6%	$10.08	18.2%

	Commencement 2013
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New Leases (5)	30	164,518	9.8	$85.63	$96.14	$68.00	$17.62	25.9%	$28.13	41.4%
Renewal Leases	106	340,957	4.9	59.26	62.04	57.46	1.79	3.1%	4.57	8.0%
New/Renewal Leases	136	505,475	6.5	$67.84	$73.14	$60.89	$6.94	11.4%	$12.24	20.1%

	Total 2012/2013
	# of Leases	SF	Term	Initial Rent PSF (2)	Average Rent PSF (2)	Expiring Rent PSF (4)	Initial Rent Spread		Average Rent Spread
New Leases (5)	605	1,858,070	8.5	$63.44	$70.62	$52.11	$11.33	21.7%	$18.52	35.5%
Renewal Leases	893	2,705,486	5.4	60.14	63.35	58.77	1.37	2.3%	4.58	7.8%
New/Renewal Leases	1,498	4,563,556	6.6	$61.48	$66.31	$55.99	$5.49	9.8%	$10.32	18.4%

(1) Represents signed leases that are scheduled to commence in the respective period, excluding anchors.

(2) Represents initial rent or average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

(3) Represents signed leases that are scheduled to commence in the respective period compared to expiring rent for the prior tenant in the same suite.

(4) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

(5) Represents new leases where downtime between the new and old tenant in the suite was less than 9 months.

PORTFOLIO OPERATING METRICS

Lease Expiration Schedule and Top Ten Tenants

Year	Number of Expiring Leases	Expiring GLA (000’s) at 100%	Percent of Total	Expiring Rent (000’s)	Expiring Rent ($psf)
Specialty Leasing	1,584	3,632	6.7%	$64,598	$19.58
2012 (1)	746	1,978	3.6%	101,174	59.09
2013	1,760	5,101	9.4%	261,459	59.03
2014	1,690	5,293	9.7%	270,107	58.18
2015	1,593	5,054	9.3%	300,065	64.46
2016	1,540	5,206	9.6%	338,897	67.13
2017	1,569	5,381	9.9%	313,413	67.62
2018	1,187	4,643	8.5%	344,179	75.01
2019	800	4,007	7.4%	261,489	66.45
2020	665	2,855	5.2%	194,004	69.86
Subsequent	1,789	11,231	20.7%	559,278	54.40
Total	14,923	54,381	100.0%	$3,008,663	$60.17

(1) Reflects expirations subsequent to June 30, 2012

Top Ten Largest Tenants (Retail Portfolio)	Primary DBA	Percent of Minimum Rents, Tenant Recoveries and Other

LIMITED BRANDS, INC.	Victoria’s Secret, Bath & Body Works, PINK	3.0%
THE GAP, INC.	Gap, Banana Repubic, Old Navy	2.8%
ABERCROMBIE & FITCH STORES, INC.	Abercrombie, Abercrombie & Fitch, Hollister, Gilly Hicks	2.2%
FOOT LOCKER, INC.	Footlocker, Champs Sports, Footaction USA	2.2%
FOREVER 21, INC.	Forever 21	1.9%
GOLDEN GATE CAPITAL	Express, J. Jill, Eddie Bauer	1.8%
AMERICAN EAGLE OUTFITTERS, INC.	American Eagle, Aerie, Martin + Osa	1.6%
MACY’S INC.	Macy’s, Bloomingdale’s	1.4%
GENESCO INC.	Journeys, Lids, Underground Station, Johnston & Murphy	1.3%
AMERICAN MULTI-CINEMA, INC.	AMC Theatres	1.3%
Total		19.5%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Consolidated Regional Malls
Ala Moana Center	Macy’s, Neiman Marcus, Sears, Nordstrom	100%	Honolulu, HI	972,720	829,114	200,000	14,042	364,261	2,380,137	97.1%
Apache Mall	Herberger’s, JCPenney, Macy’s, Sears	100%	Rochester, MN	269,972	320,202	162,790	—	—	752,964	98.8%
Augusta Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Augusta, GA	489,207	—	597,223	—	—	1,086,430	98.4%
Baybrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Friendswood (Houston), TX	442,755	97,906	720,931	—	—	1,261,592	99.5%
Bayside Marketplace		100%	Miami, FL	218,711	—	—	—	—	218,711	95.5%
Beachwood Place	Dillard’s, Nordstrom, Saks Fifth Avenue	100%	Beachwood, OH	349,153	317,347	247,000	—	—	913,500	93.8%
Bellis Fair	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Bellingham (Seattle), WA	357,563	181,020	237,910	—	—	776,493	99.9%
Boise Towne Square	Dillard’s, JCPenney, Macy’s, Sears, Kohl’s	100%	Boise, ID	424,259	425,556	247,714	114,173	—	1,211,702	90.7%
Brass Mill Center	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Waterbury, CT	397,615	267,471	319,391	197,033	—	1,181,510	91.8%
Burlington Town Center	Macy’s	100%	Burlington, VT	154,886	—	146,753	—	54,617	356,256	88.5%
Capital Mall	Dillard’s, JCPenney, Sears	100%	Jefferson City, MO	326,898	87,905	135,540	—	—	550,343	77.9%
Coastland Center	Dillard’s, JCPenney, Macy’s, Sears	100%	Naples, FL	331,307	123,921	466,469	—	—	921,697	91.2%
Columbia Mall	Dillard’s, JCPenney, Sears, Target	100%	Columbia, MO	315,071	85,972	335,088	—	—	736,131	90.7%
Columbiana Centre	Belk, Dillard’s, JCPenney, Sears	100%	Columbia, SC	267,189	198,334	360,643	—	—	826,166	98.0%
Coral Ridge Mall	Dillard’s, JCPenney, Sears, Target, Younkers	100%	Coralville (Iowa City), IA	524,890	108,800	442,366	—	—	1,076,056	96.0%
Coronado Center	JCPenney, Kohl’s, Macy’s, Sears, Target	100%	Albuquerque, NM	401,797	277,650	468,375	—	—	1,147,822	97.1%
Crossroads Center	JCPenney, Macy’s, Sears, Target	100%	St. Cloud, MN	367,165	394,167	129,275	—	—	890,607	97.1%
Cumberland Mall	Costco, Macy’s, Sears	100%	Atlanta, GA	383,874	147,409	500,575	—	—	1,031,858	96.3%
Deerbrook Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Humble (Houston), TX	554,233	—	653,540	—	—	1,207,773	96.6%
Eastridge Mall WY	JCPenney, Macy’s, Sears, Target	100%	Casper, WY	269,969	213,913	75,883	—	—	559,765	78.1%
Eastridge Mall CA	JCPenney, Macy’s, Sears	100%	San Jose, CA	628,491	246,261	426,000	—	—	1,300,752	99.9%
Eden Prairie Center	Kohl’s, Sears, Target, Von Maur, JCPenney	100%	Eden Prairie (Minneapolis), MN	404,046	279,422	454,220	—	—	1,137,688	97.4%
Fashion Place	Dillard’s, Nordstrom, Sears	100%	Murray, UT	440,754	281,175	319,604	—	—	1,041,533	95.6%
Fashion Show	Bloomingdale’s Home, Dillard’s, Macy’s, Neiman Marcus, Nordstrom, Saks Fifth Avenue	100%	Las Vegas, NV	665,209	167,001	1,059,614	—	—	1,891,824	99.7%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Foothills Mall	Macy’s, Sears	100%	Fort Collins, CO	283,794	75,337	202,760	181,829	—	743,720	60.7%
Four Seasons Town Centre	Belk, Dillard’s, JCPenney	100%	Greensboro, NC	445,363	429,969	212,047	—	27,720	1,115,099	90.4%
Fox River Mall	JCPenney, Macy’s, Sears, Target, Younkers	100%	Appleton, WI	617,406	30,000	564,914	—	—	1,212,320	98.3%
Glenbrook Square	JCPenney, Macy’s, Sears	100%	Fort Wayne, IN	450,383	555,870	221,000	—	—	1,227,253	96.3%
Governor’s Square	Dillard’s, JCPenney, Macy’s, Sears	100%	Tallahassee, FL	329,981	—	691,605	—	—	1,021,586	96.9%
Grand Teton Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Idaho Falls, ID	209,934	323,925	—	93,274	—	627,133	99.8%
Greenwood Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Bowling Green, KY	416,726	156,096	272,957	—	—	845,779	96.9%
Harborplace		100%	Baltimore, MD	148,798	—	—	—	—	148,798	93.9%
Hulen Mall	Dillard’s, Macy’s, Sears	100%	Ft. Worth, TX	368,895	—	596,570	—	—	965,465	98.0%
Jordan Creek Town Center	Dillard’s, Younkers	100%	West Des Moines, IA	723,316	—	349,760	233,077	—	1,306,153	99.4%
Lakeside Mall	JCPenney, Lord & Taylor, Macy’s, Macy’s Mens & Home, Sears	100%	Sterling Heights, MI	487,149	115,300	905,418	—	—	1,507,867	83.9%
Lynnhaven Mall	Dillard’s, JCPenney, Macy’s	100%	Virginia Beach, VA	640,097	150,434	500,958	—	—	1,291,489	98.7%
Mall Of Louisiana	Dillard’s, JCPenney, Macy’s, Sears	100%	Baton Rouge, LA	617,649	—	805,630	143,619	—	1,566,898	97.9%
Mall Of The Bluffs	Dillard’s, Sears	100%	Council Bluffs (Omaha, NE), IA	375,608	130,660	184,768	—	—	691,036	70.7%
Mall St. Matthews	Dillard’s, Dillard’s Men’s & Home, JCPenney	100%	Louisville, KY	501,637	120,000	395,705	—	—	1,017,342	97.7%
Market Place Shopping Center	Bergner’s, JCPenney, Macy’s, Sears	100%	Champaign, IL	416,331	536,698	149,980	—	—	1,103,009	97.5%
Mayfair	Boston Store, Macy’s	100%	Wauwatosa (Milwaukee), WI	614,012	288,596	210,714	—	402,589	1,515,911	99.9%
Meadows Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Las Vegas, NV	308,599	—	636,853	—	—	945,452	94.1%
Mondawmin Mall		99%	Baltimore, MD	373,724	—	—	—	65,317	439,041	91.5%
Newgate Mall	Dillard’s, Sears	100%	Ogden (Salt Lake City), UT	468,432	149,624	118,919	—	—	736,975	84.7%
North Point Mall	Dillard’s, JCPenney, Macy’s, Sears, Von Maur	100%	Alpharetta (Atlanta), GA	430,867	539,850	363,151	—	—	1,333,868	97.7%
North Star Mall	Dillard’s, Macy’s, Saks Fifth Avenue, JCPenney	100%	San Antonio, TX	548,364	173,198	522,126	—	—	1,243,688	98.5%
Northridge Fashion Center	JCPenney, Macy’s, Sears	100%	Northridge (Los Angeles), CA	641,345	—	824,443	—	—	1,465,788	96.3%
Northtown Mall	JCPenney, Kohl’s, Macy’s, Sears	100%	Spokane, WA	519,052	242,117	242,392	—	—	1,003,561	85.0%
Oak View Mall	Dillard’s, JCPenney, Sears, Younkers	100%	Omaha, NE	257,725	149,400	454,860	—	—	861,985	90.5%
Oakwood Center	Dillard’s, JCPenney, Sears	100%	Gretna, LA	277,402	—	514,028	—	—	791,430	99.6%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Oakwood Mall	JCPenney, Macy’s, Sears, Younkers	100%	Eau Claire, WI	398,792	116,620	298,224	—	—	813,636	92.9%
Oglethorpe Mall	Belk, JCPenney, Macy’s, Sears	100%	Savannah, GA	407,355	220,824	315,760	—	—	943,939	97.5%
Oxmoor Center	Macy’s, Sears, Von Maur	100%	Louisville, KY	358,150	156,000	411,210	—	—	925,360	95.2%
Paramus Park	Macy’s, Sears	100%	Paramus, NJ	305,441	—	459,057	—	—	764,498	96.5%
Park City Center	Bon Ton, Boscov’s, JCPenney, Kohl’s, Sears	100%	Lancaster (Philadelphia), PA	540,204	514,917	384,980	—	—	1,440,101	97.0%
Park Place	Dillard’s, Macy’s, Sears	100%	Tucson, AZ	476,912	—	581,457	—	—	1,058,369	99.2%
Peachtree Mall	Dillard’s, JCPenney, Macy’s	100%	Columbus, GA	296,684	—	508,615	—	12,600	817,899	95.4%
Pecanland Mall	Belk, Dillard’s, JCPenney, Sears, Burlington Coat Factory	100%	Monroe, LA	350,234	83,398	532,038	—	—	965,670	97.1%
Pembroke Lakes Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Pembroke Pines (Fort Lauderdale), FL	350,047	395,219	386,056	—	—	1,131,322	93.6%
Pine Ridge Mall	Herberger’s, JCPenney, Sears, Shopko	100%	Pocatello, ID	190,174	437,987	—	—	—	628,161	70.8%
Pioneer Place		100%	Portland, OR	314,964	—	49,379	—	287,526	651,869	84.5%
Prince Kuhio Plaza	Macy’s, Sears	100%	Hilo, HI	317,416	124,547	61,873	—	—	503,836	97.3%
Providence Place	JCPenney, Macy’s, Nordstrom	100%	Providence, RI	748,981	—	513,691	—	—	1,262,672	98.7%
Provo Towne Centre	Dillard’s, JCPenney, Sears	75%	Provo, UT	300,337	285,479	206,241	—	—	792,057	87.4%
Red Cliffs Mall	Dillard’s, JCPenney, Sears	100%	St. George, UT	148,020	235,031	—	57,304	—	440,355	94.8%
Regency Square Mall	Belk, Dillard’s, JCPenney, Sears	100%	Jacksonville, FL	556,169	479,846	399,155	—	—	1,435,170	64.5%
Ridgedale Center	JCPenney, Macy’s, Sears	100%	Minnetonka, MN	325,999	—	702,380	—	—	1,028,379	87.1%
River Hills Mall	Herberger’s, JCPenney, Sears, Target	100%	Mankato, MN	352,840	189,559	174,383	—	—	716,782	97.6%
Rivertown Crossings	JCPenney, Kohl’s, Macy’s, Sears, Younkers	100%	Grandville (Grand Rapids), MI	639,501	—	635,625	—	—	1,275,126	93.3%
Rogue Valley Mall	JCPenney, Kohl’s, Macy’s, Macy’s Home Store	100%	Medford (Portland), OR	283,310	170,625	186,359	—	—	640,294	88.7%
Salem Center	JCPenney, Kohl’s, Macy’s, Nordstrom	100%	Salem, OR	200,210	—	438,000	—	—	638,210	95.2%
Sooner Mall	Dillard’s, JCPenney, Sears	100%	Norman, OK	204,692	129,823	137,082	—	—	471,597	100.0%
Southlake Mall	Macy’s, Sears	100%	Morrow (Atlanta), GA	272,254	—	740,252	—	—	1,012,506	90.0%
Southshore Mall	JCPenney, Sears	100%	Aberdeen, WA	139,514	68,979	64,796	—	—	273,289	60.4%
Southwest Plaza	Dillard’s, JCPenney, Macy’s, Sears	100%	Littleton (Denver), CO	636,949	93,630	541,851	—	90,067	1,362,497	87.8%
Spokane Valley Mall	JCPenney, Macy’s, Sears	75%	Spokane, WA	345,848	126,243	252,841	132,048	—	856,980	95.6%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Staten Island Mall	Macy’s, Sears, JCPenney	100%	Staten Island, NY	535,679	—	657,363	83,151	—	1,276,193	95.6%
Stonestown Galleria	Macy’s, Nordstrom	100%	San Francisco, CA	426,083	160,505	267,788	—	54,314	908,690	97.2%
The Crossroads	Burlington Coat Factory, JCPenney, Macy’s, Sears	100%	Portage (Kalamazoo), MI	266,836	—	502,960	—	—	769,796	94.2%
The Gallery At Harborplace		100%	Baltimore, MD	131,904	—	—	—	263,771	395,675	94.4%
The Grand Canal Shoppes		100%	Las Vegas, NV	464,870	—	—	—	34,414	499,284	96.6%
The Maine Mall	JCPenney, Macy’s, Sears	100%	South Portland, ME	510,331	120,844	377,662	—	—	1,008,837	97.6%
The Mall In Columbia	JCPenney, Lord & Taylor, Macy’s, Nordstrom, Sears	100%	Columbia, MD	603,967	212,847	587,321	—	—	1,404,135	99.5%
The Oaks Mall	Belk, Dillard’s, JCPenney, Macy’s, Sears	100%	Gainesville, FL	339,892	233,367	324,500	—	—	897,759	95.8%
The Parks At Arlington	Dillard’s, Jcpenney, Macy’s, Sears	100%	Arlington (Dallas), TX	697,600	63,857	748,945	—	—	1,510,402	98.3%
The Shoppes At Buckland Hills	JCPenney, Macy’s, Macy’s Mens & Home, Sears	100%	Manchester, CT	525,572	—	512,611	—	—	1,038,183	90.7%
The Shoppes At The Palazzo	Barneys New York	100%	Las Vegas, NV	204,061	84,743	—	—	—	288,804	98.6%
The Shops At Fallen Timbers	Dillard’s, JCPenney	100%	Maumee, OH	328,778	—	261,502	—	—	590,280	96.6%
The Shops at La Cantera	Dillard’s, Macy’s, Neiman Marcus, Nordstrom	75%	San Antonio, TX	591,186	—	627,597	—	70,169	1,288,952	98.6%
The Streets At Southpoint	Hudson Belk, JCPenney, Macy’s, Nordstrom, Sears	94%	Durham, NC	607,552	—	726,347	—	—	1,333,899	97.3%
The Woodlands Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Woodlands (Houston), TX	575,044	167,480	575,439	—	39,471	1,357,434	98.8%
Town East Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Mesquite (Dallas), TX	416,580	—	809,386	—	—	1,225,966	99.2%
Tucson Mall	Dillard’s, JCPenney, Macy’s, Sears	100%	Tucson, AZ	634,337	—	641,458	12,000	—	1,287,795	94.6%
Tysons Galleria	Macy’s, Neiman Marcus, Saks Fifth Avenue	100%	McLean (Washington, D.C.), VA	300,214	—	511,933	—	—	812,147	95.5%
Valley Plaza Mall	JCPenney, Macy’s, Sears, Target	100%	Bakersfield, CA	519,199	147,792	509,176	—	—	1,176,167	97.3%
Visalia Mall	JCPenney, Macy’s	100%	Visalia, CA	180,955	257,000	—	—	—	437,955	90.4%
West Oaks Mall	Dillard’s, JCPenney, Sears	100%	Ocoee (Orlando), FL	410,735	368,720	286,070	—	—	1,065,525	67.0%
Westlake Center		100%	Seattle, WA	102,859	—	—	—	—	102,859	90.2%
Westroads Mall	JCPenney, Von Maur, Younkers	100%	Omaha, NE	541,163	—	529,402	—	—	1,070,565	95.0%
White Marsh Mall	Boscov’s, JCPenney, Macy’s, Macy’s Home Store, Sears	100%	Baltimore, MD	438,859	257,345	466,011	—	—	1,162,215	98.2%
Willowbrook	Bloomingdale’s, Lord & Taylor, Macy’s, Sears	100%	Wayne, NJ	493,021	2,060	1,028,000	—	—	1,523,081	98.0%
Woodbridge Center	JCPenney, Lord & Taylor, Macy’s, Sears	100%	Woodbridge, NJ	670,886	274,100	711,873	—	—	1,656,859	95.9%
Total Consolidated Regional Malls			Count: 102	42,409,483	15,397,007	39,293,111	1,261,550	1,766,836	100,127,987	94.1%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Unconsolidated Regional Malls
Alderwood	JCPenney, Macy’s, Nordstrom, Sears	50%	Lynnwood (Seattle), WA	577,788	—	705,898	—	—	1,283,686	98.7%
Altamonte Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Altamonte Springs (Orlando), FL	475,979	158,658	519,890	—	—	1,154,527	96.5%
Bridgewater Commons	Bloomingdale’s, Lord & Taylor, Macy’s	35%	Bridgewater, NJ	395,849	150,525	352,351	93,799	—	992,524	98.0%
Carolina Place	Belk, Dillard’s, JCPenney, Macy’s, Sears	50%	Pineville (Charlotte), NC	383,517	277,404	496,098	—	—	1,157,019	98.7%
Christiana Mall	JCPenney, Macy’s, Nordstrom, Target	50%	Newark, DE	467,274	—	641,312	—	—	1,108,586	98.9%
Clackamas Town Center	JCPenney, Macy’s, Macy’s Home Store, Nordstrom, Sears	50%	Happy Valley, OR	596,650	—	774,842	—	—	1,371,492	97.7%
First Colony Mall	Dillard’s, Dillard’s Men’s & Home, JCPenney, Macy’s	50%	Sugar Land, TX	504,182	—	619,048	—	—	1,123,230	97.0%
Florence Mall	JCPenney, Macy’s, Macy’s Home Store, Sears	50%	Florence (Cincinnati, OH), KY	405,036	—	552,407	—	—	957,443	93.4%
Galleria At Tyler	JCPenney, Macy’s, Nordstrom	50%	Riverside, CA	555,599	—	468,208	—	—	1,023,807	94.1%
Glendale Galleria	JCPenney, Macy’s, Nordstrom, Target	50%	Glendale, CA	515,414	90,000	715,000	—	138,177	1,458,591	85.0%
Kenwood Towne Centre	Dillard’s, Macy’s, Nordstrom	50%	Cincinnati, OH	520,030	240,656	400,665	—	—	1,161,351	97.0%
Mizner Park	Lord & Taylor	50%	Boca Raton, FL	177,509	79,822	—	—	259,492	516,823	87.3%
Natick Mall	JCPenney, Lord & Taylor, Macy’s, Sears	50%	Natick (Boston), MA	477,027	194,558	516,662	—	—	1,188,247	97.1%
Natick West	Neiman Marcus, Nordstrom	50%	Natick (Boston), MA	265,517	—	236,430	—	—	501,947	95.7%
Neshaminy Mall	Boscov’s, Macy’s, Sears	50%	Bensalem, PA	411,418	188,394	418,595	—	—	1,018,407	97.1%
Northbrook Court	Lord & Taylor, Macy’s, Neiman Marcus	50%	Northbrook (Chicago), IL	476,317	126,000	410,277	—	—	1,012,594	96.5%
Oakbrook Center	Lord & Taylor, Macy’s, Neiman Marcus, Nordstrom, Sears	48%	Oak Brook (Chicago), IL	790,941	413,667	771,911	—	239,292	2,215,811	95.7%
Otay Ranch Town Center	Macy’s	50%	Chula Vista (San Diego), CA	514,151	—	140,000	—	—	654,151	93.8%
Owings Mills Mall(2)	JCPenney, Macy’s	51%	Owings Mills, MD	438,017	340,000	307,037	—	330,601	1,415,655	51.6%
Park Meadows	Dillard’s, JCPenney, Macy’s, Nordstrom	35%	Lone Tree, CO	753,660	—	823,000	—	—	1,576,660	97.6%
Perimeter Mall	Dillard’s, Macy’s, Nordstrom, Von Maur	50%	Atlanta, GA	503,333	222,056	831,218	—	—	1,556,607	91.1%
Pinnacle Hills Promenade	Dillard’s, JCPenney	50%	Rogers, AR	360,344	98,540	162,140	358,195	31,999	1,011,218	95.3%
Plaza Frontenac	Neiman Marcus, Saks Fifth Avenue,	55%	St. Louis, MO	222,027	125,669	135,044			482,740	94.7%
Quail Springs Mall	Dillard’s, JCPenney, Macy’s, Sears	50%	Oklahoma City, OK	452,185	182,257	505,597	—	—	1,140,039	98.4%
Riverchase Galleria	Belk, Belk Home Store, JCPenney, Macy’s, Sears, Von Maur	50%	Hoover (Birmingham), AL	502,361	467,220	610,026	—	—	1,579,607	94.9%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Saint Louis Galleria	Dillard’s, Macy’s, Nordstrom	74%	St. Louis, MO	463,428	—	714,052	—	—	1,177,480	96.7%
Stonebriar Centre	Dillard’s, JCPenney, Macy’s, Nordstrom, Sears	50%	Frisco (Dallas), TX	789,030	—	865,192	—	—	1,654,222	99.3%
The Shoppes At River Crossing	Belk, Dillard’s	50%	Macon, GA	371,293	—	333,219	—	—	704,512	99.4%
Towson Town Center	Macy’s, Nordstrom	35%	Towson, MD	596,511	—	419,129	—	—	1,015,640	99.7%
Village Of Merrick Park	Neiman Marcus, Nordstrom	40%	Coral Gables, FL	408,329	—	330,000	—	101,263	839,592	85.2%
Water Tower Place	Macy’s	52%	Chicago, IL	391,879	296,128	—	—	88,809	776,816	98.2%
Whaler’s Village		50%	Lahaina, HI	105,493	—	—	—	—	105,493	99.4%
Willowbrook Mall	Dillard’s, JCPenney, Macy’s, Macy’s Mens, Sears	50%	Houston, TX	414,876	—	984,372	—	—	1,399,248	98.1%
Total Unconsolidated Regional Malls			Count: 33	15,282,964	3,651,554	15,759,620	451,994	1,189,633	36,335,765	94.7%
Total Regional Malls (5)			Count: 135	57,692,447	19,048,561	55,052,731	1,713,544	2,956,469	136,463,752	94.3%

International Properties (3)
Bangu Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	562,263	—	—	—	—	562,263	100.0%
Boulevard Shopping Brasilia		16%	Brasilia, Brazil	182,179	—	—	—	—	182,179	92.8%
Boulevard Shopping Belem		24%	Belem, Brazil	369,901	—	—	—	—	369,901	99.1%
Boulevard Shopping Belo Horizonte		22%	Belo Horizonte, Minas Gerais (Brazil)	463,020	—	—	—	—	463,020	93.6%
Boulevard Shopping Campina Grande		24%	Campina Grande, Paraiba (Brazil)	186,119	—	—	—	—	186,119	99.8%
Boulevard Shopping Campos		31%	Campose dos Goytacazes (Brazil)	204,514					204,514	100.0%
Carioca Shopping		31%	Rio de Janeiro, Rio de Janeiro (Brazil)	256,235	—	—	—	—	256,235	97.0%
Caxias Shopping		28%	Rio de Janeiro, Rio de Janeiro (Brazil)	275,115	—	—	—	—	275,115	98.7%
Santana Parque Shopping		16%	Sao Paulo, Sao Paulo (Brazil)	285,233	—	—	—	—	285,233	96.1%
Shopping Grande Rio		8%	Rio de Janeiro, Rio de Janeiro (Brazil)	395,789	—	—	—	—	395,789	99.0%
Shopping Iguatemi Salvador		17%	Salvador, Bahia (Brazil)	671,032	—	—	—	—	671,032	99.4%
Shopping Leblon		35%	Rio de Janeiro, Rio de Janeiro (Brazil)	247,591	—	—	—	—	247,591	99.0%
Shopping Santa Ursula		12%	Ribeirao Preto, Brazil	240,336	—	—	—	—	240,336	96.9%
Shopping Taboao		25%	Taboao da Serra, Sao Paulo (Brazil)	383,206	—	—	—	—	383,206	99.7%
Via Parque Shopping		22%	Rio de Janeiro, Rio de Janeiro (Brazil)	611,411	—	—	—	—	611,411	99.5%
Parque Shopping Belem		16%	Rio de Janeiro, Rio de Janeiro (Brazil)	334,725	—	—	—	—	334,725	87.8%
International Properties (3)			Count: 16	5,668,669	—	—	—	—	5,668,669	97.7%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Stand Alone Offices and Strip Centers
10 Columbia Corporate Center		100%	Columbia, MD	6,500	—	—	—	87,264	93,764	72.5%
20 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	103,497	103,497	81.0%
30 Columbia Corporate Center		100%	Columbia, MD	14,165	—	—	—	129,167	143,332	78.5%
40 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	135,064	135,064	90.4%
50 Columbia Corporate Center		100%	Columbia, MD	7,750	—	—	—	111,871	119,621	78.2%
60 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	102,013	102,013	81.3%
70 Columbia Corporate Center		100%	Columbia, MD	—	—	—	—	169,639	169,639	29.0%
10000 Covington Cross		100%	Las Vegas, NV	—	—	—	—	35,867	35,867	100.0%
10000 West Charleston		100%	Las Vegas, NV	—	—	—	—	71,388	71,388	84.6%
10190 Covington Cross		100%	Las Vegas, NV	—	—	—	—	74,895	74,895	84.9%
10450 West Charleston Blvd		100%	Las Vegas, NV	—	—	—	—	71,607	71,607	100.0%
1120-1140 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,220	104,220	79.3%
1160-1180 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	104,567	104,567	17.5%
1201-1241 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	75,831	75,831	2.4%
1251-1281 Town Center Drive		100%	Las Vegas, NV	—	—	—	—	54,168	54,168	0.0%
1551 Hillshire Drive		100%	Las Vegas, NV	—	—	—	—	69,500	69,500	0.0%
1635 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	38,539	38,539	24.1%
1645 Village Center Circle		100%	Las Vegas, NV	—	—	—	—	47,399	47,399	76.9%
9901-9921 Covington Cross		100%	Las Vegas, NV	—	—	—	—	57,110	57,110	20.1%
9950-9980 Covington Cross		100%	Las Vegas, NV	—	—	—	—	81,712	81,712	0.0%
Corporate Pointe 2		100%	Las Vegas, NV	—	—	—	—	41,390	41,390	100.0%
Corporate Pointe 3		100%	Las Vegas, NV	—	—	—	—	68,346	68,346	100.0%
Crossing Business Center 6		100%	Las Vegas, NV	—	—	—	—	52,975	52,975	0.0%
Crossing Business Center 7		100%	Las Vegas, NV	—	—	—	—	58,950	58,950	100.0%
Senate Plaza		100%	Harrisburg-Carlisle, PA	11,186	—	—	—	230,760	241,946	88.6%

PORTFOLIO OPERATING METRICS

Property Schedule

As of June 30, 2012

Property Name	Anchors	GGP Own %	Location	Mall and Freestanding GLA	Anchor GLA (GGP Owned)	Anchor GLA (Tenant Owned)	Strip Center GLA	Office GLA	Total GLA	Retail Percentage Leased (1)
Austin Bluffs Plaza		100%	Colorado Springs, CO	—	—	—	109,402	—	109,402	47.1%
Baskin Robbins		100%	Idaho Falls, ID	—	—	—	1,814	—	1,814	100.0%
Center Point Plaza (4)		50%	Las Vegas, NV	70,299	—	—	74,336	—	144,635	95.7%
Columbia Bank Drive Thru		100%	Columbia, MD	—	—	—	17,000	—	17,000	100.0%
Fallbrook Center		100%	West Hills (Los Angeles), CA	—	—	—	875,702	—	875,702	88.7%
Fort Union		100%	Midvale (Salt Lake City), UT	—	—	—	30,793	—	30,793	80.5%
Fremont Plaza		100%	Las Vegas, NV	—	—	—	54,076	—	54,076	78.7%
Lake Mead & Buffalo (4)		50%	Las Vegas, NV	64,991	—	—	85,957	—	150,948	98.4%
Lincolnshire Commons		100%	Lincolnshire (Chicago), IL	—	—	—	118,562	—	118,562	100.0%
Lockport Mall		100%	Lockport, NY	—	—	—	90,734	—	90,734	100.0%
Orem Plaza Center Street		100%	Orem, UT	—	—	—	90,218	—	90,218	100.0%
Orem Plaza State Street		100%	Orem, UT	—	—	—	27,240	—	27,240	46.2%
Plaza 800		100%	Sparks (Reno), NV	—	—	—	72,431	—	72,431	87.5%
River Pointe Plaza		100%	West Jordan (Salt Lake City), UT	—	—	—	224,234	—	224,234	96.6%
The Trails Village Center (4)		50%	Las Vegas, NV	—	—	—	174,644	—	174,644	97.2%
University Crossing		100%	Orem, UT	—	—	—	209,324	—	209,324	97.0%
Woodlands Village		100%	Flagstaff, AZ	—	—	—	91,810	—	91,810	87.4%
Total Stand Alone Offices and Strip Centers			Office Count: 25	174,891	—	—	2,348,277	2,177,739	4,700,907	Office: 37.3%
			Strip Center Count: 17							Strip: 90.5%

(1)  For stand alone offices, office occupancy is presented.

(2)  For the 320K s.f. of office area at Owings Mills Mall, GGP owns 65% of One Corporate Center and 55% of Two Corporate Center.

(3)  GGP’s Investment in Brazil is through an ownership interest in Aliansce and Luanda.  For these properties, only Mall and Freestanding GLA is presented.

(4)  Third party managed strip center.

(5)  Refer to page 21 (Key Operating Performance Indicators).

Miscellaneous

MISCELLANEOUS

Capital Information

(in thousands, except per share amounts)

June 30, 2012

Closing common stock price per share	$18.09
52 Week High (1)	18.44
52 Week Low (1)	10.68

Portfolio Net Debt
Portfolio Debt
Fixed	$17,120,138
Variable (2)	2,149,573
Total Portfolio Debt	19,269,711
Warrant Liability	1,275,662
Less: Cash and Cash Equivalents	(616,694)
Portfolio Net Debt	$19,928,679

Portfolio Capitalization Data
Portfolio Net Debt	$19,928,679
Preferred Securities:
Perpetual Preferred Units at 8.25%	5,000
Convertible Preferred Units at 6.50%	26,637
Convertible Preferred Units at 7.00%	25,133
Convertible Preferred Units at 8.50%	72,212
Preferred redeemable noncontrolling interests	$128,982
Other Preferred Stock	360
Total Preferred Securities	$129,342

Common stock and Operating Partnership units outstanding at end of period (3)	$18,250,852
Total Market Capitalization at end of period	$38,308,873

(1)     52-week pricing information includes the intra-day highs and lows.

(2)     Includes Shopping Leblon / Aliansce (Brazil) debt of approximately $222 million.

(3)     Amount calculated as outstanding shares at the end of the period multiplied by the closing share price plus outstanding partnership units multiplied by a conversion rate of 1.0397624  multiplied by the closing share price.

MISCELLANEOUS

Change in Total Common and Equivalent Shares

	Operating Partnership Units	Company Common Shares	Total Common & Operating Partnership Units

Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2011	6,597,748	935,307,487	941,905,235
DRIP		2,582,327	2,582,327
Issuance of stock for restricted stock grants, net of forfeitures and stock options exercised		(11,162)	(11,162)
Issuance of stock for employee stock purchase program		99,533	99,533
Common Shares and OP Units Outstanding at June 30, 2012	6,597,748	937,978,185	944,575,933

Common Shares issuable assuming exercise of warrants (1)		61,888,483
Common Shares issuable assuming exercise of in-the-money stock options (2)		2,165,017
Common Shares issuable assuming exchange of OP Units		6,860,090
Diluted Common Shares and OP Units Outstanding at June 30, 2012		1,008,891,775

	Three Months Ended		Six Months Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Diluted weighted average number of Company shares outstanding (in thousands) - GAAP EPS	937,789	946,769	937,531	952,072
Diluted weighted average number of Company shares outstanding (in thousands) - FFO/Core FFO	1,004,878	998,236	1,001,642	1,001,117

(1)     GGP has 120 million warrants outstanding, each convertible to 1.1031 Common Shares with a weighted average exercise price of $9.64, with a scheduled expiration of November 9, 2017.  57.5 million warrants must be satisfied through net share settlement, with the remainder through either a net or full share settlement feature at the option of the holder.

Pursuant to the Plan, warrants to purchase equity were issued to the Plan Sponsors on the Effective Date.  The warrants are fully vested and the exercise prices will be subject to adjustment for future dividends, stock dividends, splits or reverse splits of our common stock or certain other events as are customary with such instruments at declaration.  Under certain circumstances, holders of the warrants may elect to require GGP to redeem the warrants in cash (“Cash Settlement”), based on a defined formula related to GGP’s common stock.  The existence of the Cash Settlement feature, however remote, results in the warrants to be classified as a liability for GAAP, carried at fair value with changes in fair value accounted for in net income.

Shares Subject to Warrants	Weighted Average Exercise Price	Expiration Date	Impact of Dividend issued to stockholders of record as of April 16, 2011 (3)		Impact of settling warrants via net share settlement
66,186,000	$9.75	Nov 9, 2017	Reduces exercise price to $9.7456	Increases number of Common shares per warrant to 1.1031	Net share: 66,186,000 x [18.09 - 9.7456] / 18.09 =30,529,710 shares delivered
66,186,000	$9.52	Nov 9, 2017	Reduces exercise price to $9.5190	Increases number of Common shares per warrant to 1.1031	Net share: 66,186,000 x [18.09 - 9.5190] / 18.09 =31,358,773 shares delivered
132,372,000	$9.64				61,888,483 shares delivered

(2)     The options are included at net share settlement.

(3)     Based on dividend of $93.7 million in cash and 287,463 shares issued to stockholders of record on April 16, 2011.  Common stock price of $16.07 on April 13, 2012.

MISCELLANEOUS

Development Summary

Selected Expansions and Redevelopments (in millions, at share unless otherwise noted) (1)

Property	Description	Ownership %	GGP’s Total Projected Share of Cost	GGP’s Investment to Date	Expected Return on Investment (2)	Estimated Construction Start	Estimated Construction completion	Percentage Leased
Major Redevelopment Summary

Fashion Show Las Vegas, NV	Addition of anchor, inline and new vertical transportation	100%	$51.6	$0.2	13.0%	Under Construction	Q4 2013	0%

Glendale Galleria Glendale, CA	Addition of Bloomingdale’s, Remerchandising, Business Development and Renovation	50%	57.5	2.2	10.0%	Under Construction	Q4 2013	N/A (6)

North Point Alpharetta, GA	Demolish vacant Parisian store and construct new theater	100%	10.1	0.0	12.4%	Q3 2012	Q4 2013	100%

Northridge Fashion Center Northridge, CA	Addition of Sports Authority, Restaurants and Plaza Improvements	100%	12.2	2.8	13.0%	Under Construction	Q4 2012	92%

			$131.4	$5.2

Capital Expenditures ( $in thousands)

	Six Months Ended June 30, 2012	Six Months Ended June 30, 2011

Capital Expenditures (3), (4)	$46,004	$23,267
Tenant Allowances and Capitalized Leasing Costs (5)	60,896	48,160
Total	$106,900	$71,427

(1)	Excludes international projects.
(2)	Return on Investment represents first year stabilized cash on cost return, based upon budgeted assumptions. Actual costs may vary.
(3)	Reflects only non-tenant operating capital expenditures at our proportionate share. Certain prior period amounts have been reclassified to conform to the current period presentation.
(4)	Restated from prior filings to exclude discontinued operations.
(5)	Reflects tenant allowances on current operating properties at our proportionate share.
(6)	Redevelopment will not add GLA, mall is 85% leased.

MISCELLANEOUS

Corporate Information

Stock Listing

Common Stock

NYSE:  GGP

Common Stock Dividend

The Company declared a Cash Dividend for the first quarter 2012 of $0.10 per share on February 27, 2012, paid on April 30, 2012, to Common shareholders of record on April 13, 2012.  The Company declared a Cash Dividend for the second quarter 2012 of $0.10 per share on May 1, 2012, paid on July 30, 2012, to Common shareholders of record on July 16, 2012.  The Company declared a third quarter common stock dividend of $0.11 per share payable on October 29, 2012 to stockholders of record on October 15, 2012.  In addition, we maintain a Dividend Reinvestment Plan (“DRIP”) in which all eligible stockholders may participate.  There can be no assurance that we will not determine to pay a portion of our 2012 dividends in shares of our common stock, as permitted by REIT distribution requirements.  GGP may suspend, terminate or amend the DRIP at any time.

Investor Relations	Transfer Agent

Kevin Berry	American Stock Transfer & Trust Company, LLC
Vice President, Investor Relations	6201 15th Avenue
General Growth Properties	Brooklyn, NY 11219
110 North Wacker Drive	Phone: (866) 627-2643
Chicago, IL 60606	Foreign Investor Line:
Phone (312) 960-5529	+1 718 921-8124
kevin.berry@ggp.com

Media Contact

David Keating
Vice President, Corporate Communications
General Growth Properties
110 North Wacker Drive
Chicago, IL 60606
Phone (312) 960-6325
david.keating@ggp.com

MISCELLANEOUS

Glossary of Terms

Terms	Description
Gross Leasable Area (GLA)	Total gross leasable space at 100%.

Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.

Anchor/Traditional Anchor

Department stores whose merchandise appeals to a broad range of shoppers.  Anchors either own their stores, the land under them and adjacent parking areas, or enter into long-term leases at rates that are generally lower than the rents charged to mall store tenants.

Strip Center

An attached row of stores or service outlets managed as a coherent retail entity, with on-site parking usually located in front of the stores. Open canopies may connect the storefronts, but a strip center does not have enclosed walkways linking the stores.

Office	Leasable office space, either peripheral to a retail center or a stand-alone office building without a retail component.

Specialty Leasing	Temporary tenants on license agreements (as opposed to leases) with terms in excess of twelve months. License agreements are cancellable by the Company with 60 days notice.

Same Store Core NOI	Comparative Core NOI that excludes the periodic effects of acquisitions, dispositions and changes in ownership specific to the U.S. Regional Mall Portfolio.

Operating Metrics	Description
Leased

Leased area represents the sum of: (1) tenant occupied space under lease, (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the Mall and Freestanding Area.

Occupied

Occupied area represents the sum of: (1) tenant occupied space under lease (2) tenants no longer occupying space, but still paying rent, and (3) tenants with a signed lease paying rent, but not yet opened for all inline mall shop and outparcel retail locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Comparative rolling twelve month sales for mall stores less than 10,000 square feet.

Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.

In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent	Represents initial rent at the time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.

Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.

Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.

Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.